                                                             File No. 333-16133*
                                                                        811-4320

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 POST-EFFECTIVE

                              AMENDMENT NO. 4 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

Exact name of trust:              OHIO NATIONAL VARIABLE ACCOUNT R

Name of depositor:                OHIO NATIONAL LIFE ASSURANCE CORPORATION

          Complete address of depositor's principal executive offices:

                                One Financial Way
                                Cincinnati, Ohio 45242

Name and complete address of agent for service:

                                  Ronald L. Benedict, Esq.
                                  Ohio National Life Assurance Corporation
                                  P.O. Box 237
                                  Cincinnati, Ohio  45201

Notice to:                        W. Randolph Thompson, Esq.
                                  Of Counsel
                                  Jones & Blouch L.L.P.
                                  Suite 405 West
                                  1025 Thomas Jefferson Street, N.W.
                                  Washington, D.C.  20007

It is proposed that this filing will become effective (check appropriate box):


       immediately upon filing pursuant to paragraph (b)
    --

    X  on November 1, 1999 pursuant to paragraph (b)
    --

       60 days after filing pursuant to paragraph (a)(i)
    --

       on (date) pursuant to paragraph (a)(i)
    --
       75 days after filing pursuant to paragraph (a)(ii)
    --

       on (date) pursuant to paragraph (a)(ii) of Rule 485.
    --


If appropriate, check the following box:

       This post-effective amendment designates a new effective date for a -- previously filed post-effective amendment.

Title and amount of securities being registered: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS ("VARI-VEST V"). Registrant has heretofore registered an indefinite amount of such flexible premium variable life insurance contracts under the Securities Act of l933 pursuant to Rule 24f-2.

* The prospectus contained in this registration statement also relates to flexible premium variable life insurance contracts no longer being sold but for which additional premium payments are accepted and which are covered by earlier registration statements under File No. 2-98266 and 33-09520.

                                     PART I

                                   PROSPECTUS

                                   PROSPECTUS

                                  VARI-VEST V
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                     OHIO NATIONAL LIFE VARIABLE ACCOUNT R


                               One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (800) 366-6654



This prospectus describes a flexible premium variable life insurance contract (the "contract") offered through Ohio National Variable Account R ("VAR"), a separate account of ours. We are Ohio National Life Assurance Corporation, a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").


The contract has a minimum stated amount of $50,000 and a sales charge which is deducted from accumulation value upon surrender, lapse, partial surrender or a decrease in stated amount during the first twenty contract years. Because of the substantial nature of the surrender charge, the contract is not suitable for short term investment purposes. The contract generally will not be issued to a person over age 80.

The contract is "flexible" because, subject to certain restrictions, it permits you to:

- adjust the timing and amount of your premium payments,

- direct net premiums to one or more of the subaccounts of the variable account or to the general account,

- choose from two death benefit plans, and

- increase or decrease the level of death benefits under such plans.

The contract is "variable" because the value of the contract will change with the performance of the investments selected. The flexible and variable features of the contract give you the opportunity to meet your changing life insurance needs and to adjust to changing economic conditions within the framework of a single insurance policy. For this reason, it may not be to your advantage to purchase a contract as a means of obtaining additional insurance if you already own another flexible premium variable life insurance policy.

The contract provides life insurance coverage to age 100. You may choose either a level or variable death benefit plan. The level plan provides a fixed benefit (the "stated amount") to be paid on the death of the insured. The level plan contract operates in a manner similar to a whole life insurance policy, except that its accumulation value varies with investment performance. The variable plan contract provides a death benefit equal to the sum of the stated amount and the contract's accumulation value. Accordingly, the variable plan death benefit generally varies dollar for dollar with the contract's accumulation value. Under either plan, we insure the death benefit against adverse investment performance by guaranteeing that the death benefit will never be less than the contract's stated amount, provided you pay a minimum premium.

When you purchase a contract, you will be required to pay an initial premium. You must pay the minimum premium described in your contract to keep the death benefit guarantee in effect.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT SHOULD BE ACCOMPANIED BY THE CURRENT FUND PROSPECTUSES


                                NOVEMBER 1, 1999


Form 5560.5

The contract affords you substantial flexibility with your premium payments. You may adopt a planned premium schedule that indicates the level of your intended payments. The planned premium will fall somewhere between the minimum and maximum permitted by the Code. The exact amount of your planned premium will depend upon your objectives and your estimate of long-term investment performance. You will find the minimum and planned premiums on the specification page of your contract. If you do not pay premiums, at least as great as the minimum premium required to keep the death benefit guarantee in effect, the contract will remain in force only as long as the cash surrender value (less any contract indebtedness) will pay the next monthly deduction for contract charges.



You may allocate your premiums among up to 10 of the investment accounts we offer. Each of the variable subaccounts invests in a corresponding Fund. The available Funds are listed below. The Fund portfolios are described in the accompanying Fund prospectuses. Your contract's accumulation value will reflect the investment performance of the subaccounts you select and is not guaranteed.


Should the need arise, you may obtain access to the cash surrender value of your contract after the first contract year through loans or, after the second contract year, partial surrenders, without terminating your insurance coverage. In addition, you may surrender your contract at any time and receive its cash surrender value.


                                AVAILABLE FUNDS



OHIO NATIONAL FUND, INC.                       ADVISER (SUBADVISER)
Equity Portfolio                               (Legg Mason Fund Adviser, Inc.)
Money Market Portfolio                         Ohio National Investments, Inc.
Bond Portfolio                                 Ohio National Investments, Inc.
Omni Portfolio (a flexible portfolio           Ohio National Investments, Inc.
fund)                                          (Federated Global Investment Management
International Portfolio                        Corp.)
International Small Company Portfolio          (Federated Global Investment Management
Capital Appreciation Portfolio                 Corp.)
Small Cap Portfolio                            (T. Rowe Price Associates, Inc.)
Aggressive Growth Portfolio                    (Founders Asset Management LLC)
Core Growth Portfolio                          (Strong Capital Management, Inc.)
Growth & Income Portfolio                      (Pilgrim Baxter & Associates, Ltd.)
Capital Growth Portfolio                       (RS Investment Management, L.P.)
S&P 500 Index Portfolio                        (RS Investment Management, L.P.)
Social Awareness Portfolio                     Ohio National Investments, Inc.
High Income Bond Portfolio                     Ohio National Investments, Inc.
Equity Income Portfolio                        (Federated Investment Counseling)
Blue Chip Portfolio                            (Federated Investment Counseling)
                                               (Federated Investment Counseling)

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs Growth and Income Fund           Goldman Sachs Asset Management
Goldman Sachs CORE U.S. Equity Fund            Goldman Sachs Asset Management
Goldman Sachs Capital Growth Fund              Goldman Sachs Asset Management

JANUS ASPEN SERIES
Growth Portfolio                               Janus Capital Corporation
Worldwide Growth Portfolio                     Janus Capital Corporation
Balanced Portfolio                             Janus Capital Corporation

LAZARD RETIREMENT SERIES, INC.
Small Cap Portfolio                            Lazard Asset Management
Emerging Markets Portfolio                     Lazard Asset Management


Form 5560.5


MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
U.S. Real Estate Portfolio                     Morgan Stanley Dean Witter Investment
                                               Management, Inc.

STRONG VARIABLE INSURANCE FUNDS, INC.
Strong Mid Cap Growth Fund II                  Strong Capital Management, Inc.
Strong Opportunity Fund II
  (a mid cap/small cap fund)                   Strong Capital Management, Inc.
Strong Schafer Value Fund II                   Strong Capital Management, Inc.


Form 5560.5

                               TABLE OF CONTENTS


Definitions..............................      5
Introduction.............................      7
Assumptions And Scope Of Prospectus......      7
Summary..................................      8
Ohio National Financial Services Group...      8
Ohio National Life Assurance
  Corporation............................      8
Ohio National Variable Account R.........      8
The Funds................................      8
Death Benefits...........................      8
Accumulation Value.......................      9
Premiums.................................      9
Charges and Deductions...................     10
Federal Tax Matters......................     11
Ohio National Financial Services Group...     11
  Ohio National Life Assurance
     Corporation.........................     11
  The Ohio National Life Insurance
     Company ("Ohio National Life")......     11
  Ohio National Variable Account R
     ("VAR").............................     12
  The Funds..............................     12
  Mixed and Shared Funding...............     12
Death Benefits...........................     13
  Plan A -- Level Benefit................     13
  Plan B -- Variable Benefit.............     14
  Change in Death Benefit Plan...........     15
  Death Benefit Guarantee................     15
  Changes in Stated Amount...............     15
Accumulation Value.......................     16
  Determination of Variable Accumulation
     Values..............................     16
  Accumulation Unit Values...............     17
  Net Investment Factor..................     17
  Loans..................................     18
  Surrender Privileges...................     18
  Maturity...............................     19
Premiums.................................     19
  Purchasing a Contract..................     19
  Payment of Premiums....................     20
  Initial Premiums.......................     20
  Term Insurance Conversion Credit.......     20
  Minimum Premiums.......................     21
  Planned Premiums.......................     21
  Allocation of Premiums.................     21
  Transfers..............................     22
  Dollar Cost Averaging..................     22
  TeleAccess.............................     23
  Lapse..................................     23
  Reinstatement..........................     23
  Conversion.............................     23
  Free Look..............................     24
Charges And Deductions...................     24
  Premium Expense Charge.................     24
  Ohio National Life Employee Discount...     24
  Monthly Deduction......................     24
  Risk Charge............................     25
  Surrender Charge.......................     25
  Service Charges........................     27
  Other Charges..........................     27
General Provisions.......................     28
  Voting Rights..........................     28
  Additions, Deletions or Substitutions
     of Investments......................     29
  Annual Report..........................     29
  Limitation on Right to Contest.........     29
  Misstatements..........................     30
  Suicide................................     30
  Beneficiaries..........................     30
  Postponement of Payments...............     30
  Assignment.............................     30
  Non-Participating Contract.............     30
The General Account......................     31
  General Description....................     31
  Accumulation Value.....................     31
  Optional Insurance Benefits............     31
  Settlement Options.....................     31
Distribution Of The Contract.............     32
Management Of The Company................     33
Custodian................................     33
State Regulation Of The Company..........     34
Federal Tax Matters......................     34
  Contract Proceeds......................     34
  Correction of Modified Endowment
     Contract............................     35
  Right to Charge for Company Taxes......     35
Employee Benefit Plans...................     35
Legal Proceedings........................     35
Legal Matters............................     35
Experts..................................     35
Registration Statement...................     36
Financial Statements.....................     36
  The Year 2000 Issue....................     36
Prior Contracts..........................     36
  VariVest I.............................     36
  VariVest III...........................     37
Ohio National Life Assurance Corporation
  Financial Statements...................     40
Ohio National Variable Account R
  Financial Statements...................     57
Appendix A...............................     67


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE CONTRACT DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND PROSPECTUSES OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

Form 5560.5

                                  DEFINITIONS

Accumulation Value -- the sum of the contract's values in the subaccounts, the general account and the loan collateral account.

Age -- the insured's age at his or her nearest birthday.

Attained Age -- the insured's age at the end of the most recent contract year.

Beneficiary -- the beneficiary designated by the contractowner in the application or in the latest notification of change of beneficiary filed with us. If the contractowner is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the contractowner is not the insured and no beneficiary survives the insured, the contractowner or his estate will be the beneficiary.

Cash Surrender Value -- the accumulation value less any applicable surrender charges.

Code -- the Internal Revenue Code of 1986, as amended, and all related regulations.

Commission -- the Securities and Exchange Commission.

Contract -- the Vari-Vest V flexible premium variable life insurance contract.

Contract Date -- the date as of which insurance coverage and contract charges begin. The contract date is used to determine contract months and years.

Contract Month -- each contract month starts on the same date in each calendar month as the contract date.

Contract Year -- each contract year starts on the same date in each calendar year as the contract date.

Contract Indebtedness -- the total of any unpaid contract loans.

Contractowner -- the person so designated on the specification page of the contract.

Corridor Percentage Test -- a method of determining the minimum death benefit as required by the Code to qualify the contract as a "life insurance contract." The minimum death benefit equals the cash value plus the cash value multiplied by a percentage which varies with age as specified by the Code.

Death Benefit -- the amount payable upon the death of the insured, before deductions for contract indebtedness and unpaid monthly deductions.

Death Benefit Guarantee -- our guarantee that the contract will never lapse if you have met the minimum premium requirement.

General Account -- our assets other than those allocated to our separate accounts.

Guideline Annual Premium -- the level annual premium that would be payable through the contract maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the contract. This is the maximum premium permitted under the Code.

Home Office -- our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Initial Premium -- an amount you must pay to begin contract coverage. It must be at least equal to one monthly minimum premium.

Insured -- the person upon whose life the contract is issued.

Issue Date -- the date we approve your application and issue your contract. The issue date will be the same as the contract date except for backdated contracts, for which the contract date will be prior to the issue date.


Loan Collateral Account -- an account to which accumulation value in an amount equal to a contract loan is transferred pro rata from the subaccounts of VAR and the general account.


Loan Value -- the maximum amount that may be borrowed under the contract. The loan value equals the cash surrender value less the cost of insurance charges for the balance of the contract year. The loan value less contract indebtedness equals the amount you may borrow at any time.

Form 5560.5

Maturity Date -- unless otherwise specified in the contract, the maturity date is the end of the contract year nearest the insured's 100th birthday.

Minimum Premium -- the monthly premium set forth on the contract specification page necessary to maintain the death benefit guarantee. Although the minimum premium is expressed as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums which equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction -- the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Premiums -- the premiums you pay less the premium expense charge.

Planned Premium -- a schedule indicating the contractowner's planned premium payments under the contract. The schedule is a planning device only and need not be adhered to.

Premium Expense Charge -- an amount deducted from gross premiums consisting of a federal tax charge and any state premium tax and other state and local taxes applicable to your contract.

Proceeds -- the amount payable on surrender, maturity or death.

Process Day -- the first day of each contract month. Monthly deductions and any credits are made on this day.

Pronouns -- "our", "us" or "we" means Ohio National Life Assurance Corporation. "You", "your" or "yours" means the insured. If the insured is not the contractowner, "you", "your" or "yours" means the contractowner when referring to contract rights, payments and notices.

Receipt -- with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date prior to 4:00 p.m. Eastern time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern time on a valuation date, it is deemed received on the next valuation date.

Settlement Options -- methods of paying the proceeds other than in a lump sum.

Stated Amount -- the minimum death benefit payable under the contract as long as the contract remains in force and which is set forth on the contract specification page.


Subaccount -- a subdivision of VAR which invests exclusively in the shares of a corresponding portfolio of one of the Funds or of another mutual fund.


Surrender Charge -- a two part charge assessed in connection with contract surrenders, lapses and decreases in stated amount, consisting of a contingent deferred sales charge applicable for 20 years, and a contingent deferred insurance underwriting charge applicable for 8 years, from the contract date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase.

Valuation Date -- each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period -- the period between two successive valuation dates which begins at 4:00 p.m. Eastern time on one valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.


VAR -- Ohio National Variable Account R.


Form 5560.5

                                  INTRODUCTION

As described on the cover page of this prospectus, the Vari-Vest V contract is a flexible premium variable universal life insurance contract which enables you throughout your lifetime to accommodate to your changing insurance needs and to changing economic conditions within the framework of a single insurance policy. The contract provides for death benefits, cash values, loans, a variety of settlement options and other features traditionally associated with life insurance.

The contract is similar to traditional life insurance in a number of respects.

     - You receive insurance coverage to age 100 at least equal to the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in effect.

     - You may surrender the contract at any time and receive its cash surrender value. After the first contract year, you may borrow up to the loan value of the contract.

     - To the extent that you elect to allocate net premiums to the general account, the investment return on the contract is guaranteed.

The contract also has several significant features which differentiate it from traditional life insurance.

     - Within certain limits, you may adjust the timing and amount of your premium payments to suit your individual circumstances.

     - You direct the investment of your net premiums and resulting cash values, which will vary with the investment performance of the variable subaccounts you select.

     - Values are neither guaranteed nor limited to an assumed rate of interest.

     - You may elect a variable death benefit plan as an alternative to a level plan, the latter being similar in many respects to a traditional whole life policy.

Under either death benefit plan you may increase the stated amount of insurance coverage any time after the first contract year and decrease the stated amount two years after the issue date.

                      ASSUMPTIONS AND SCOPE OF PROSPECTUS


This prospectus relates principally to VAR and contains only selected information regarding the general account. For details regarding elements of the contract involving the general account, see your contract.


Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that:

     - "you", the "contractowner" and the "insured" are the same person,

     - the death benefit guarantee is in effect,

     - the cash surrender value of your contract is sufficient to pay the next monthly deduction,

     - there is no outstanding contract indebtedness,

     - the death benefit is not determined by the corridor percentage test,

     - the contract is not backdated,

     - payments under the contract have not been made in a way that would cause the contract to be treated as a modified endowment contract under federal law.

Form 5560.5

                                    SUMMARY

This summary presents selected information in the same order and uses the same headings as the body of the prospectus. See the table of contents to find fuller discussion of each item. See the "Definitions," above, for the meanings of various terms.

OHIO NATIONAL FINANCIAL SERVICES GROUP

OHIO NATIONAL LIFE ASSURANCE CORPORATION -- We are a stock life insurance company established under the laws of Ohio on June 26, 1979. We are owned by Ohio National Life.

THE OHIO NATIONAL LIFE INSURANCE COMPANY ("Ohio National Life") -- a stock life insurance company organized in 1909 under the laws of Ohio. It currently has assets in excess of $7 billion. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. Ohio National Life continues to control us and the Ohio National Fund. While Ohio National Life's experienced personnel and facilities are available to assist in administering our flexible product program, its assets do not back your contract.


OHIO NATIONAL VARIABLE ACCOUNT R ("VAR") -- established by us on May 6, 1985 as a means of offering the types of contract described in this prospectus. Net premiums allocated to VAR are segregated from our other assets and are protected from claims and liabilities arising from our other lines of business. Our general account assets, however, are available to support benefits under the contract.



There is a separate subaccount within VAR corresponding to each of the Funds listed on page 2. The assets of each are invested exclusively in shares of one of the Funds.


THE FUNDS


The operations of each Fund, its investment adviser and its investment objectives and policies are described in its prospectus. Net premiums under the contract may be allocated to the subaccounts of the variable account which invest exclusively in Fund shares. Accordingly, the accumulation values you allocate to the subaccounts will vary with the investment performance of the Funds.


The value of each Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, see the accompanying prospectuses. Read the prospectuses carefully before investing.

DEATH BENEFITS

You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the contract. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death. Under either plan, we may be required to increase the death benefit to satisfy the corridor percentage test included in the Code's definition of a "life insurance contract." Generally, favorable investment performance is reflected in increased accumulation value under the level plan and in increased insurance coverage under the variable plan. The death benefit will never be less than the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in force. The death benefit will be paid according to your beneficiary's instructions or, at your option, applied in whole or in part under one or more settlement options.

After the first contract year you may increase your stated amount, and two years after the issue date you may decrease your stated amount. You cannot decrease the stated amount below the minimum stated amount shown

Form 5560.5
on the contract specification page. Any increase or decrease in the stated amount must equal at least $5,000 and an increase will require additional evidence of insurability.

The contract includes a death benefit guarantee. Under this provision, we guarantee that the death benefit during the death benefit guarantee period will not be less than the stated amount, provided you pay the minimum premium. Accordingly, adverse subaccount investment performance will not cause the contract to lapse as long as the death benefit guarantee is in effect.

ACCUMULATION VALUE


The accumulation value of your contract equals the sum of the accumulation values in the general account, the subaccounts of VAR and the loan collateral account. The general account accumulation value will reflect the amount and timing of net premiums allocated to the general account and interest thereon. The accumulation value in the variable subaccounts will reflect deductions for a risk charge, the amount and timing of net premiums allocated to such subaccounts and their investment experience. Such investment experience is not guaranteed. In addition, the subaccount and the general account accumulation values will be charged pro rata in connection with contract loans, partial surrenders and monthly deductions. The loan collateral account will reflect amounts borrowed against the loan value of the contract.


Loans -- after the first contract year, you may borrow against the loan value of your contract. The loan value will never be less than 90% of your cash surrender value. Loan interest is payable in advance at a rate of 7.4% (an effective compound annual rate of 8%). Any outstanding contract indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender.

Loan amounts and any unpaid interest thereon will be withdrawn pro rata from the variable subaccounts and the general account. Accumulation value in each subaccount equal to the contract indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%. Currently, we credit interest at an annual rate of 6.75%.

A loan may be repaid in whole or in part at any time while the contract is in force. When a loan repayment is made, accumulation value securing contract indebtedness in the loan collateral account equal to the loan repayment will be allocated first to the general account until the amount borrowed has been replaced. The balance of the repayment will then be allocated to the general account and the variable subaccounts using the same percentages as then in effect to allocate net premiums.

Surrender Privileges -- at any time you may surrender your contract in full and receive the proceeds. Your contract also gives you a partial surrender right. At any time after two years from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your contract's death benefit and may be subject to a surrender charge.

Withholding Payment After Premium Payment -- We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

PREMIUMS

An initial premium is required to purchase a contract. In addition, you must pay a minimum premium to keep the death benefit guarantee in effect. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the contract specification page multiplied by the number of contract months the contract has been in effect. If you fail to meet this requirement, the death benefit guarantee is no longer in effect and may generally not be reinstated. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach the end of the death benefit guarantee period shown

Form 5560.5
on the contract specification page. You choose this period from among the available periods. Currently there are 3 different periods available: 5 years; to age 70 (or 10 years, if later); or to maturity. Not all options are available in all states.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

To aid you in formulating your insurance plan under the contract, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium, as it is only a planning device.


Allocation of Premiums -- you may allocate your net premiums among up to 10 of the variable subaccounts and to the general account in any combination of whole percentages. You indicate your initial allocation in the contract application. Thereafter, you may transfer accumulation values and reallocate future premiums.



Transfers -- we allow transfers of accumulation values among the subaccounts of VAR and to the general account at any time. Transfers from the general account to the subaccounts are subject to certain restrictions.


Lapse -- provided you pay the minimum premiums required to maintain the death benefit guarantee, your contract will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums, the death benefit guarantee expires. Without the death benefit guarantee, the contract will remain in force as long as the cash surrender value less any outstanding contract indebtedness is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. If you do not pay sufficient additional premiums during the grace period, the contract will lapse and terminate without value.

Reinstatement -- once a contract has lapsed, you may request reinstatement of the contract any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement.

Free Look -- following the initial purchase of your contract or any subsequent increase in the stated amount, you are entitled to a free look period. During the free look period, you may cancel the contract or increase, as applicable, and we will refund all the money you have paid. The free look period expires 20 days from your receipt of the contract or increase.

CHARGES AND DEDUCTIONS

We make charges against or deductions from premium payments, accumulation values and contract surrenders as follows:

(a) from premiums we deduct a premium expense charge. The premium expense charge includes:

     - a 1.25% deduction from premium payments for 10 years. This charge compensates us for federal tax charges.

     - a deduction for the state premium tax and any other state and local taxes applicable to your contract. Currently, state premium taxes vary from 0% to 4%.

(b) against the accumulation value we make a monthly deduction covering:

     - the cost of insurance,

     - administrative expenses ($7),

Form 5560.5

     - the risk of providing the death benefit guarantee ($0.00, $0.01, or $0.03 per thousand of stated amount, depending on the death benefit guarantee period you choose), and the cost of any optional insurance benefit added by rider;

(c) against the assets of the variable subaccounts we assess a daily charge equal to an annualized rate of 0.75% of such assets to compensate us for assuming certain mortality and expense risks; and

(d) from accumulation value we deduct surrender charges in the event of full surrender, certain partial surrenders and decreases in stated amount. The surrender charges consist of a contingent deferred sales charge and a contingent deferred insurance underwriting charge. The contingent deferred sales charge is 50% of premiums paid, up to a maximum shown on the contract specification page. The contingent deferred insurance underwriting charge varies with age at issue or increase from $3 to $6 per thousand dollars of your first $500,000 of stated amount. These surrender charges apply during the first 20 contract years following the contract date and the date of any increase in stated amount.

In addition to the foregoing charges and deductions, we assess the following three service charges:

     - for partial surrenders the lesser of $25 or 2% of the amount surrendered,

     - up to $15 (currently the charge is $3 and is waived on the first four transfers during any contract year) for transfers of accumulation value among the subaccounts and the general account and

     - up to $100 (currently no charge is being made) for any special illustration of contract benefits that you may request.


Currently we impose lesser charges for transfers and illustrations, but we only guarantee that such charges will never exceed the amounts stated above. We also reserve the right to assess the assets of each subaccount for any taxes payable by us on account of such assets. Certain expenses and an investment advisory fee will be assessed against Fund assets, as described in the Fund prospectuses.


FEDERAL TAX MATTERS

All death benefits paid under the contract will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the contract qualifies as a "life insurance contract", any increases in accumulation value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance. Partial withdrawals and surrenders, however, may result in the taxation of the portion of such withdrawals or surrenders drawn from the increase in accumulation value resulting from favorable investment performance. If payments are made in excess of a rate that would pay up a contract after seven level annual payments, there may be taxation of, including a penalty tax on, portions of the proceeds of loans, withdrawals or surrenders.

                     OHIO NATIONAL FINANCIAL SERVICES GROUP

OHIO NATIONAL LIFE ASSURANCE CORPORATION

We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico.

THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")

Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. It writes life, accident and health insurance and annuities in 47 states, the

Form 5560.5

District of Columbia and Puerto Rico. Currently it has assets in excess of $7 billion and equity in excess of $710 million. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your contract.


OHIO NATIONAL VARIABLE ACCOUNT R ("VAR")



We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, VAR's assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. VAR's assets are not chargeable with liabilities arising out of our other business.



We keep VAR's assets physically segregated from assets of our general account. We maintain records of all purchases and redemptions of Fund shares by each of VAR's subaccounts.



VAR has subaccounts corresponding to each of the Funds listed on page 2. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.



THE FUNDS



The Funds are mutual funds registered under the Investment Company Act of 1940. Fund shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to qualified plans. The value of each Fund's investments fluctuates daily and is subject to the risk that Fund management may not anticipate or make changes necessary in the investments to meet changes in economic conditions.



The Funds receive investment advice from their investment advisers. The Funds pay each of the investment advisers a fee as described in the Fund prospectuses. In some cases, the investment adviser pays part of its fee to a subadviser.



Affiliates of certain Funds may compensate us based upon a percentage of the Fund's average daily net assets that are allocated to VAR. These percentages vary by Fund. This is intended to compensate us for administrative and other services we provide to the Funds and their affiliates.



For additional information concerning the Funds, including their investment objectives, see the Fund prospectuses. Read them carefully before investing. They may contain information about other funds that are not available as investment options for these contracts. You cannot be sure that any Fund will achieve its stated objectives and policies.



The investment policies, objectives and/or names of some of the Funds may be similar to those of other investment companies managed by the same investment adviser or subadviser. However, similar funds often do not have comparable investment performance. The investment results of the Funds may be higher or lower than those of the other funds.



MIXED AND SHARED FUNDING



In addition to being offered to VAR, certain Fund shares are offered to Ohio National Life's separate accounts for variable annuity contracts. Fund shares may also be offered to other insurance company separate accounts and qualified plans. It is conceivable that in the future it may become disadvantageous for one or more of variable life


Form 5560.5
and variable annuity separate accounts, or separate accounts of other life insurance companies, and qualified plans, to invest in Fund shares. Although neither we nor any of the Funds currently foresee any such disadvantage, the Board of Directors or Trustees of each Fund will monitor events to identify any material conflict among different types of owners and to determine if any action should be taken. That could possibly include the withdrawal of VAR's participation in a Fund. Material conflicts could result from such things as:


     - changes in state insurance law;

     - changes in federal income tax law;

     - changes in the investment management of any portfolio of one of the Funds, or

     - differences between voting instructions given by different types of contractowners.

                                 DEATH BENEFITS

As long as the contract remains in force we will, upon receipt of due proof of the insured's death, pay the contract proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date. Unless a settlement option is elected, the proceeds will be paid according to your beneficiary's selection from the settlement options listed in the contract. We offer both beneficiaries and contractowners a wide variety of settlement options listed in the contract. We offer both beneficiaries and contractowners a wide variety of settlement options.

The contract provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your contract application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the contract remains in force, the death benefit under either plan will never be less than the stated amount of the contract.

PLAN A -- LEVEL BENEFIT

The death benefit is the greater of:

     - the contract's stated amount on the date of death or

     - the death benefit determined by the corridor percentage test.

The death benefit determined by the corridor percentage test equals the accumulation value of the contract on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

               CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR                    CORRIDOR
ATTAINED AGE  PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE   ATTAINED AGE   PERCENTAGE
------------  ----------   --------   ----------   --------   ----------   ------------   ----------
40 & below       150%       52           71%          64         22%            91            4%
    41           143        53           64           65         20             92            3%
    42           136        54           57           66         19             93            2%
    43           129        55           50           67         18             94            1%
    44           122        56           46           68         17         95 & above        0%
    45           115        57           42           69         16
    46           109        58           38           70         15
    47           103        59           34           71         13
    48            97        60           30           72         11
    49            91        61           28           73          9
    50            85        62           26           74          7
    51            78        63           24         75-90         5

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the contract is $100,000.

Form 5560.5

Under these circumstances, any time the accumulation value of the contract is less than $40,000, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000, the death benefit will be greater than the contract's $100,000 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000 to $40,000, the death benefit will be reduced from $120,000 to $100,000. However, further reductions in the accumulation value below the $40,000 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.

In the foregoing example, the breakpoint of $40,000 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

PLAN B -- VARIABLE BENEFIT

The death benefit is equal to the greater of:

     - the stated amount plus the accumulation value on the date of death or

     - the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the contract is $100,000.

Under these circumstances, a contract with accumulation value of $20,000 will have a death benefit of $120,000 ($100,000 + $20,000). An accumulation value of $60,000 will yield a death benefit of $160,000 ($100,000 + $60,000). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the contract's accumulation value. As a result, if the accumulation value of the contract exceeds $66,667, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667 will increase the death benefit by $2.50. Under this illustration, a contract with an accumulation value of $80,000 will provide a death benefit of $200,000 ($80,000 + 150% (LOGO) $80,000).
Similarly, to the extent that accumulation value exceeds $66,667, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000 to $68,000, the death benefit will be reduced from $200,000 to $170,000.

In the foregoing example, the breakpoint of $66,667 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

Form 5560.5

CHANGE IN DEATH BENEFIT PLAN

Generally, after the first contract year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher accumulation value, you should elect the Plan A death benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B contract with a $100,000 stated amount and $20,000 accumulation value ($120,000 death benefit) would be converted to a Plan A contract with $120,000 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the contract on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. For a given stated amount, the death benefit will be greater under Plan B than under Plan A, but the monthly deduction will be greater under Plan B than under Plan
A. Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.

DEATH BENEFIT GUARANTEE


We guarantee that the contract will not lapse during the death benefit guarantee period provided you pay the minimum premium. (See "Premiums -- Minimum Premiums.") Accordingly, as long as the death benefit guarantee is in effect, the contract will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. A charge per $1,000 of stated amount will be made for each month the death benefit guarantee is in effect. The charge is $0.00 if you choose a 5 year guarantee; $0.01 if you choose the guarantee to the later of age 70 or 10 years, or $0.03 if you choose the guarantee to maturity. (Only the 5 year guarantee is available in Massachusetts and Texas.)


If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you:

     - double your stated amount or

     - increase your stated amount by $100,000 or more.

A new minimum premium will be required to maintain the reinstated death benefit guarantee.

CHANGES IN STATED AMOUNT

Subject to certain limitations, you may at any time after the first contract year increase your contract's stated amount and after two years from the issue date decrease your stated amount by sending us a written request. We

Form 5560.5
may limit you to two such changes in each contract year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect the monthly insurance charges and surrender charges.

Increases. An increase is treated in a similar manner to the purchase of a new contract. To obtain an increase, you must submit a supplemental application to us with evidence demonstrating insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.

After an increase, a portion of premium payments will be allocated to such increase. The amount so allocated will bear the same relationship to total premium payments as the guideline annual premium for such increase bears to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

Only premiums allocated to an increase will be subject to the contingent deferred sales charge for the increase.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your contract.

Decreases. You may decrease your stated amount after two years from the issue date or the date of any increase, subject to the following limitations:

     - The stated amount after any requested decrease may not be less than the minimum stated amount of $50,000.

     - We will not permit a decrease in stated amount if the contract's cash value is such that reducing the stated amount would cause the death benefit after the decrease to be determined by the corridor percentage test.

     - We will not permit a decrease in stated amount if the decrease would disqualify the contract as life insurance under the Code.

If you decrease your stated amount, we will deduct any applicable surrender charge from your accumulation value. For purposes of calculating the amount of that surrender charge and the cost of insurance charge on your remaining coverage, a decrease in stated amount will reduce your existing stated amount in the following order:

     - the stated amount provided by your most recent increase,

     - your next most recent increases successively, and

     - your initial stated amount.

                               ACCUMULATION VALUE

Your contract provides certain accumulation value benefits. Subject to certain limitations, you may obtain access to the accumulation value of your contract. You may borrow against your contract's loan value and you may surrender your contract in whole or in part.


The accumulation value of your contract is the sum of the accumulation values in the subaccounts, the general account and the loan collateral account. The following discussion relates only to the variable subaccounts of VAR. The general account and the loan collateral account are discussed elsewhere in this prospectus.



DETERMINATION OF VARIABLE ACCUMULATION VALUES



Your accumulation value in VAR may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in VAR.


Form 5560.5

The accumulation value of your contract will be calculated initially on the later of the issue date or when we first receive a premium payment. After that, it is calculated on each valuation date. On the initial valuation date, your accumulation value will equal the initial premium paid minus the premium expense charge and the first monthly deduction. On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in (2), (3) and
(4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;


     (2) is net premiums allocated to VAR;


     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the general account;

     (4) is interest on contract indebtedness credited to the variable subaccounts;

     (5) is transfers to the loan collateral account in connection with contract loans and reallocations of accumulation value to the general account;

     (6) is any partial surrender made (and any surrender charge imposed); and

     (7) is the monthly deduction.

ACCUMULATION UNIT VALUES

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your contract with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by (b) minus (c) where:

     (a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

     (b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

Form 5560.5

     (c) is a charge no greater than 0.0020471% on a daily basis. This corresponds to 0.75% on an annual basis for mortality and expense risks.

LOANS


After the first contract year, you may borrow up to the loan value of your contract. The loan value is the cash surrender value less the cost of insurance charges on your contract to the end of the current contract year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions -- Postponement of Payments".) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters".)


When a loan is made, accumulation value in an amount equal to the loan will be taken from the general account and each subaccount in proportion to your accumulation value in the general account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Currently, we credit interest to the loan collateral account at a rate of 6.75% per year, but we may reduce such rate to 4% at any time. Such interest is credited to the subaccounts and the general account in accordance with the premium allocation then in effect.

We charge interest on loans in advance each year at a rate of 7.4% per year, equivalent to an effective annual rate of 8%. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the contract year. At the beginning of each subsequent contract year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the general account and each subaccount to pay the interest for the following contract year. The allocation will be in proportion to your accumulation value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the contract proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan, unless you request otherwise. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the general account, until the amount borrowed from the general account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the general account according to the premium allocation then in effect.

Any outstanding contract indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.

A loan, whether or not repaid, will have a permanent effect on a contract's cash surrender value (and the death benefit under Plan B contracts) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made.

SURRENDER PRIVILEGES

As an alternative to obtaining access to your accumulation value by using the loan provisions described above, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Surrenders, however, may involve tax liability.

You may surrender your contract in full at any time by sending a written request together with the contract to our home office. The cash surrender value of the contract equals the accumulation value less any applicable

Form 5560.5
surrender charges. Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender.

After two years from the issue date, you may obtain a portion of your accumulation value upon partial surrender of the contract. Partial surrenders cannot be made more than twice during any contract year. The amount of any partial surrender may not exceed the cash surrender value, minus:

     - any outstanding contract indebtedness,

     - an amount sufficient to cover the next two monthly deductions and

     - the service charge of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your contract by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.

Under Plan A, a partial surrender reduces your stated amount. Such a surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your contract are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $50,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the next most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your accumulation value. Such a reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage.

During the first 20 contract years and for 20 years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any contract year that exceeds 10% of the cash surrender value as of the end of the previous contract year.

MATURITY

We will pay you your accumulation value, reduced by any outstanding contract indebtedness, on the maturity date. The maturity date is listed on the specification page and is generally the end of the contract year nearest your 100th birthday. If we consent, you may instead continue your contract as an extended endowment after the maturity date. In such case, the death benefit after the maturity date will equal your contract's cash surrender value.

                                    PREMIUMS

PURCHASING A CONTRACT

To purchase a contract, you must complete an application and submit it to us at our home office through the agent selling the contract. Generally, we will not issue a contract to a person older than age 80, but we may do

Form 5560.5
so at our sole discretion. Non-smoker rates are available if you are age 18 or over. We will only issue contracts with stated amounts of $50,000 or more. All applications require evidence of insurability. Acceptance of any application is subject to our insurance underwriting rules. The review period for routine applications will generally last one week. Approval of applications that require supplemental medical information, however, may be delayed six weeks or more while such information is obtained and reviewed.

You must pay an initial premium in order for your contract to take effect. The contract takes effect as of the contract date. However, if you pay the initial premium at the time you submit your application, we will, pursuant to the premium receipt agreement contained in such application, provide you with insurance coverage equal to your stated amount (up to $1,000,000) for a period of up to 60 days, starting on the later of the date of your application and the date you complete any required medical examination and ending on the date we approve or reject your application. We do not pay interest on initial premiums during the review period.

The contract date will be the same as the issue date, except in the case of a backdated contract where the contract date will be earlier than the issue date. At your request, we will backdate a contract as much as six months where permitted by state law. This procedure may be to your advantage where backdating will lower your age at issue and thereby lower your cost of insurance and surrender charges which are scaled by age. A backdated contract will be treated as though it had been in force since the contract date. Consequently, the initial premium required for a backdated contract will be larger than for a contract which is not backdated because you must pay the minimum premium, pay monthly deductions and pay all other charges associated with the contract for the period between the contract date and the issue date.

On the later of the issue date and the date we receive your initial premium, net premiums are allocated to the Money Market subaccount. On the first process day following the issue date or, if later, when we receive your initial premium, such net premiums will be allocated among the subaccounts and the general account in accordance with your instructions as indicated in your application.

If we reject your application during the review period or you choose to cancel your contract during the free look period, we will refund to you all amounts you have paid under the contract.

PAYMENT OF PREMIUMS

Unlike a traditional insurance policy, the contract does not require a fixed schedule of premium payments. Within certain limits, you may determine the amount and timing of your premium payments. As described below, such limits include an initial premium requirement and a minimum premium requirement. Your contract specification page will also include a schedule of planned premiums.

INITIAL PREMIUMS

You must pay an initial premium before we will make your contract effective. This premium may be submitted with your contract application or sent directly to us at our home office. The amount of the initial premium will be at least one monthly minimum premium. The initial premium for a backdated contract may be substantially greater.

TERM INSURANCE CONVERSION CREDIT

We will apply a term insurance conversion credit as premium paid in the first contract year. The conversion credit is based on (but not necessarily equal to) the amount of annual premium for the Ohio National Life Assurance Corporation term life insurance policy being converted to, or exchanged for, the new contract. Consult your agent for details.

Form 5560.5

MINIMUM PREMIUMS

You must pay the minimum premium to keep the death benefit guarantee in effect. Failure to make premium payments sufficient to maintain the death benefit guarantee will not necessarily cause your contract to lapse. However, once the death benefit guarantee does not apply to your contract, it may not be reinstated. The monthly deduction for the death benefit guarantee will not be imposed on contracts for which the death benefit guarantee is no longer in effect.

To pay the minimum premium, you must have paid at any time cumulative premiums, less any partial surrenders and contract indebtedness, equal to the monthly minimum premium multiplied by the number of contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until the end of the death benefit guarantee period.

PLANNED PREMIUMS

When you purchase a contract, you will be asked to adopt a planned premium schedule. The schedule is a planning device which indicates the level of premiums you intend to pay under the contract. You are not required to adhere to it. You may adopt, in consultation with your agent, any planned premium schedule that you wish. The amount of scheduled payments, however, should generally be set between the minimum premium necessary to keep the death benefit guarantee in effect and the maximum premium permitted for your contract to qualify as life insurance under the Code. The guideline annual premium is a level amount which should provide the benefits under the contract through age 100 and is based on guaranteed assumptions with respect to expenses and cost of insurance charges and investment performance of 4%.

In choosing your planned premium schedule, you will need to make a judgment as to the long-term rate of investment return which you expect under the contract. The higher your assumption as to the long-term rate of investment return, the lower your planned premium needs to be for a given insurance objective, and vice versa. There is no assurance that your planned premiums will provide the death proceeds or other benefits sought under the contract. By definition, the value of such benefits depends on the investment performance of the subaccounts which cannot be predicted. In any event, you may need to pay greater or lesser premiums than are indicated in the planned premium schedule to attain your insurance objectives.

We will furnish you an annual report which will show personalized hypothetical illustrations of your contract values under various performance scenarios and assumed rates of return one year from the date of the report based on planned premiums, guaranteed cost of insurance and guaranteed interest with respect to the general account. We may charge for this report.

As previously indicated, at any time you may pay more or less than the amount indicated in the planned premium schedule. We may at our discretion, however, refuse to accept any premium payment of less than $25 or so large that it would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

ALLOCATION OF PREMIUMS


In the contract application, you may direct the allocation of your net premium payments among up to 10 of the subaccounts of VAR and the general account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the general account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums


Form 5560.5
allocated to an increase will be credited to the subaccounts and the general account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS


You may transfer the accumulation value of your contract among the subaccounts of VAR and to the general account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future.


Transfers from the general account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the general account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to contractowners with values allocated to the corresponding subaccount. To protect the interests of all contractowners we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day's total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers (pursuant to a preexisting Dollar Cost Averaging program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. If your transfer requests are not made, we will notify you. Current rules of the Commission preclude us from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.

DOLLAR COST AVERAGING

We administer a Dollar Cost Averaging ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount:

     - from any variable subaccount to any of the other subaccounts or the general account, or

     - if established at the time the contract is issued and limited to accumulation values attributed to your initial premium payment, from the general account to any other subaccounts.

The DCA program is only available on contracts having a total accumulation value of at least $10,000. Each transfer under the DCA program must be at least $300, and at least 12 transfers must be scheduled. No transfer fee will be charged for DCA transfers. We may discontinue the DCA program at any time.

DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. This is because greater numbers of shares are purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. In addition, in a rising market, DCA will produce a lower rate of return than will a single up-front investment. Moreover, for transfers from a subaccount not having a stabilized net asset value, DCA will have the effect of reducing the average price of shares being redeemed.

Form 5560.5

TELEACCESS

If you give us a pre-authorization form contract and unit values and interest rates can be checked and transfers may be made by telephoning us between 7:00 a.m. and 7:00 p.m. (Eastern time) on days we are open for business, at 1-800-366-6654, #8. You may only make one telephone transfer per day. We will honor pre-authorized telephone transfer instructions from anyone who provides the personal identifying information requested via TeleAccess. We will not honor telephone transfer requests after the contractowner's death. For added security, we send the contractowner a written confirmation of all telephone transfers on the next business day. However, if we cannot complete a transfer as requested, our customer service representative will contact the contractowner in writing sent within 48 hours of the TeleAccess request. YOU MAY THINK THAT YOU HAVE LIMITED THIS ACCESS TO YOURSELF, OR TO YOURSELF AND YOUR REPRESENTATIVE. HOWEVER, ANYONE GIVING US THE NECESSARY IDENTIFYING INFORMATION CAN USE TELEACCESS ONCE YOU AUTHORIZE ITS USE.

LAPSE

Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your contract will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium and, as a result, the death benefit guarantee is not in effect, the contract will remain in force as long as the cash surrender value less any contract indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any contract indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapse. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any contract indebtedness to cover the monthly deduction for two contract months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. The contract will continue in force throughout the grace period, but if the required premium is not received, the contract will terminate without value at the end of the grace period. If you die during the grace period, the death benefit will be reduced by the amount of any unpaid monthly deduction. However, the contract will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

REINSTATEMENT

If the contract lapses, you may apply for reinstatement anytime within five years. Your contract will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two contract months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the contract.

CONVERSION

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the general account. After such a transfer, values and death benefits under your contract will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our home office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your contract. Transfers of accumulation value to the general account in connection with such a conversion will be made without charge.

Form 5560.5

FREE LOOK

You have a limited right to cancel your contract or any increase in stated amount. We will cancel the contract or increase if you notify us or our agent before 20 days from the date you receive the contract or increase. Within seven days after we receive your notice to cancel, we will return all of the money you paid for the cancelled contract or increase.

                             CHARGES AND DEDUCTIONS

We make charges against or deductions from premium payments, accumulation values and contract surrenders in the manner described below.

PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge has two components: a federal tax charge and a charge for the state premium tax and any other state and local taxes applicable to your contract.

Federal Tax Charge. The contract is subject to a charge of 1.25% of premiums paid in the first 10 years. This charge is intended to help defray the federal tax cost attributable to this contract.

State Premium Tax. Your premium payments will be subject to the state premium tax and any other state or local taxes applicable to your contract. Currently, most state premium taxes range from 0% to 4%.

OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

Ohio National Life and its affiliated companies offer a credit on the purchase of contracts by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the contract.

The amount of the initial credit equals 45% of the first contract year's maximum commissionable premium or 45% of the maximum commissionable premium of an increase, which is credited to the general account of the employee's contract effective one day after the latest of the following three dates:

     - the policy approval date,

     - the policy effective date, or

     - the date the initial payment is received.

The subsequent credit, which is based on 3% of first year premium in excess of the maximum commissionable premium plus 3% of premiums paid in contract years two through six, is credited to the general account of the employee's contract at the beginning of the seventh contract year. For any increase that occurs during the first six contract years, the 45% initial credit on the increase described above substitutes for the 3% subsequent credit on that portion of the premium attributable to the increase.

MONTHLY DEDUCTION

As of the contract date and each subsequent process day, we will deduct from the accumulation value of your contract a monthly deduction to cover certain charges and expenses incurred in connection with the contract.

Form 5560.5

The monthly deduction consists of:

     - the cost of insurance,

     - an administration charge of $7 for the cost of establishing and maintaining contract records and processing applications and notices,

     - a risk charge for the risk associated with the death benefit guarantee, and

     - the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, and rate class. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i) is the cost of insurance rate as described in the contract. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the contract. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary, Male or Female, Smoker or Nonsmoker, mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

(ii) is the death benefit at the beginning of the contract month divided by 1.0032737; and

(iii) is accumulation value at the beginning of the contract month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

The monthly charge for the death benefit guarantee is $0.00, $0.01, or $0.03 per $1,000 of your stated amount, depending upon which death benefit guarantee period you choose.

RISK CHARGE


Your accumulation value in VAR, but not your accumulation value in the general account, will also be subject to a risk charge intended to compensate us for assuming certain mortality and expense risks in connection with the contract. Such charge will be assessed at a daily rate of 0.0020471% against each of the variable subaccounts. This corresponds to an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.


SURRENDER CHARGE

After the free look period and during the early years of your contract and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders. Such surrender charge consists of two components:

     - a contingent deferred sales charge, which applies to your initial contract for 20 years from the contract date and to any increase for 20 years from the effective date of such increase, and

     - a contingent deferred insurance underwriting charge, which applies for 8 years from such dates.

If you surrender your contract in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value. If you decrease the stated amount of your contract while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

Form 5560.5

Partial surrenders in any contract year totaling 10% or less of the cash surrender value of your contract as of the end of the previous contract year are not subject to any surrender charge. Partial surrenders in any contract year in excess of 10% of the cash surrender value of your contract as of the end of the previous contract year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a contract which now has, and at the end of the previous contract year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the contract is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total surrender charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew.

Contingent Deferred Sales Charge. The contingent deferred sales charge for your initial contract is 50% of premiums paid in the first 10 years up to the maximum shown on the contract specification page. The contingent deferred sales charge takes effect only if your contract lapses or you surrender your contract, in whole or in part, or decrease your stated amount, during the first 20 contract years following the issue date or the date of any increase.

The contingent deferred sales charge for an increase is 50% of premiums allocated to that increase in the first 10 years.

We grade-off the contingent deferred sales charge over the 20 year period to which it applies. The table below shows the percentage of the total charge that we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year such charge applies.

            PERCENTAGE OF TOTAL
YEAR               CHARGE
----        -------------------
1 to 10             100%
  11                 90%
  12                 80%
  13                 70%
  14                 60%
  15                 50%
  16                 40%
  17                 30%
  18                 20%
  19                 10%
  20                  0%

Contingent Deferred Insurance Underwriting Charge. The contingent deferred insurance underwriting charge varies with age at issue or increase and is expressed as an amount per thousand dollars of your stated amount and therefore varies with the size of your contract as well. The charge only applies to the first $500,000 of your stated amount. The charges per thousand dollars of stated amount and the maximum charges by virtue of the $500,000 cap are set forth in the following table:

                AGE AT ISSUE                                                61 AND
                OR INCREASE                    0-40     41-50     51-60      OVER
                ------------                  ------    ------    ------    ------
Charge per $1.000 of Stated Amount            $ 3.00    $ 4.00    $ 5.00    $ 6.00
Maximum                                       $1,500    $2,000    $2,500    $3,000

Form 5560.5

We grade-off the contingent deferred insurance underwriting charge in accordance with the following table. The table shows the percentage of the total charge we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year such charge applies.

            PERCENTAGE OF TOTAL
YEAR               CHARGE
----        -------------------
1 to 4              100%
   5                 80%
   6                 60%
   7                 40%
   8                 20%
   9                  0%

The contingent deferred insurance underwriting charge compensates us for certain insurance underwriting costs, including the selection and classification of risks and processing medical evidence of insurability.

SERVICE CHARGES

A charge (currently $3 and guaranteed not to exceed $15) will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the general account. Currently, the Company is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $100, is charged for any illustration of benefits and values that you may request after the issue date.

OTHER CHARGES

We may also charge the assets of each subaccount and the general account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Funds pay certain expenses that affect the value of your contract. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid. The fees are described in the Fund prospectuses.


The total expenses of each of the Funds in 1998, as a percent of each Fund's net assets, were:



       OHIO NATIONAL FUND, INC.:
         Money Market Portfolio*...................................    0.41%
         Equity Portfolio..........................................    0.91%
         Bond Portfolio............................................    0.72%
         Omni Portfolio............................................    0.65%
         S&P 500 Index Portfolio...................................    0.49%
         International Portfolio*..................................    1.12%
         International Small Company Portfolio.....................    1.40%
         Capital Appreciation Portfolio............................    0.93%
         Small Cap Portfolio.......................................    0.91%
         Aggressive Growth Portfolio...............................    0.94%
         Core Growth Portfolio.....................................    1.13%
         Growth & Income Portfolio.................................    0.97%
         Capital Growth Portfolio..................................    1.30%
         Social Awareness Portfolio................................    0.81%
         High Income Bond Portfolio................................    0.80%
         Equity Income Portfolio...................................    1.18%
         Blue Chip Portfolio.......................................    1.22%


Form 5560.5


       GOLDMAN SACHS VARIABLE INSURANCE TRUST:
         Goldman Sachs Growth and Income Fund*.....................    0.90%
         Goldman Sachs CORE U.S. Equity Fund*......................    0.80%
         Goldman Sachs Capital Growth Fund*........................    0.90%
       JANUS ASPEN SERIES:
         Growth Portfolio*.........................................    0.68%
         Worldwide Growth Portfolio*...............................    0.72%
         Balanced Portfolio........................................    0.74%
       LAZARD RETIREMENT SERIES, INC.:
         Small Cap Portfolio*......................................    1.25%
         Emerging Markets Portfolio*...............................    1.60%
       MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.:
         U.S. Real Estate Portfolio*...............................    1.10%
       STRONG VARIABLE INSURANCE FUNDS, INC.:
         Strong Mid Cap Growth Fund II.............................    1.20%
         Strong Opportunity Fund II................................    1.16%
         Strong Shafer Value Fund II...............................    1.20%



* The investment advisers of these Funds voluntarily waived part or all of their fee and/or reimbursed the Fund to reduce Fund expenses. Without these voluntary fee waivers and reimbursements, the total expenses of these Funds would have been:



       OHIO NATIONAL FUND, INC.:
         Money Market Portfolio....................................     0.46%
         International Portfolio...................................     1.17%
       GOLDMAN SACHS VARIABLE INSURANCE TRUST:
         Goldman Sachs Growth and Income Fund......................     2.69%
         Goldman Sachs CORE U.S. Equity Fund.......................     2.83%
         Goldman Sachs Capital Growth Fund.........................     1.78%
       JANUS ASPEN SERIES:
         Growth Portfolio..........................................     0.75%
         Worldwide Growth Portfolio................................     0.74%
       LAZARD RETIREMENT SERIES, INC.:
         Small Cap Portfolio.......................................    16.95%
         Emerging Markets Portfolio................................    15.37%
       MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.:
         U.S. Real Estate Portfolio................................     2.32%


                               GENERAL PROVISIONS

VOTING RIGHTS


We will vote the Fund shares held in the various subaccounts of VAR at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your contract's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to contracts as to which no instructions are received, and any Fund


Form 5560.5
shares held by VAR which are not attributable to contracts, in proportion to the voting instructions which are received with respect to contracts participating in VAR. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.



We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a contractowner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAR or would result in the purchase of securities for VAR which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.


ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS


We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the contract, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of contractowners and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAR will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your contract was delivered.


ANNUAL REPORT

Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any contract indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.

We will also make available an illustration report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the estimated accumulation value of your contract one year from the date of the report. Although there is generally no charge, we may charge a fee of not more than $100 for this report and if you ask for more than one annual report.

LIMITATION ON RIGHT TO CONTEST

We will not contest the insurance coverage provided under the contract, except for any subsequent increase in stated amount, after the contract has been in force during your lifetime for a period of two years from the contract date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

Form 5560.5

MISSTATEMENTS

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the contract by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:

     (i)  is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the contract month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.

SUICIDE

The contract does not cover the risk of suicide or self-destruction within two years from the contract date or two years from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the contract date, we will refund premiums paid, without interest, less any contract indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any contract indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.

BENEFICIARIES

The primary and contingent beneficiaries are designated by the contractowner on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the contract will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the contractowner.

POSTPONEMENT OF PAYMENTS

Payment of any amount upon a complete or partial surrender, a contract loan, or benefits payable at death or maturity may be postponed whenever:

     - the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

     - the Commission by order permits postponement for the protection of contractowners; or


     - an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAR's net assets.


We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

ASSIGNMENT

The contract may be assigned as collateral security. We must be notified in writing if the contract has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The contractowner's rights and the rights of the beneficiary may be affected by an assignment.

NON-PARTICIPATING CONTRACT

The contract does not share in our surplus distributions. No dividends are payable with respect to the contract.

Form 5560.5

                              THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts.

GENERAL DESCRIPTION


The general account consists of all assets owned by us other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the general account. You may elect to allocate net premiums to the general account or to transfer accumulation value to the general account from the subaccounts of the variable account. The allocation or transfer of funds to the general account does not entitle a contractowner to share in the investment experience of the general account. Instead, we guarantee that your accumulation value in the general account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial surrenders, or contract loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the general account to VAR are partially restricted and allocation of substantial sums to the general account reduces the flexibility of the contract.


ACCUMULATION VALUE

The accumulation value in the general account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the general account, minus a pro rata portion of the first monthly deduction.


Thereafter, until the maturity date, we guarantee that the accumulation value in the general account will not be less than the amount of the net premiums allocated or accumulation value transferred to the general account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the general account in connection with partial surrenders and loans and interest thereon or transfers to VAR or the loan collateral account.


We guarantee that interest credited to your accumulation value in the general account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The contractowner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the general account will be calculated on each valuation date.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more optional insurance benefits may be added to your contract, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, preferred loan, continuation of coverage, and accelerated death benefit. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction.

SETTLEMENT OPTIONS

In addition to a lump sum payment of benefits under the contract, any proceeds may be paid in any of the five methods described in your contract. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our home office. Any amount left with us for payment under a settlement option will be transferred to the general account. During the life of the insured, the contractowner may select a

Form 5560.5
settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the contractowner requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.

                          DISTRIBUTION OF THE CONTRACT

The contract is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or
(b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the contracts. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the contract. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.


Ohio National Equities, Inc. ("ONEQ"), another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the contracts. Under a distribution and service agreement with ONEQ, we reimburse it for any expenses incurred by it in connection with the distribution of the contracts. This agreement may be terminated at any time by either party on 60 days' written notice. During 1998, VAR received $33,940,186 in premium payments for variable life insurance contracts. From this amount, we paid ONEQ $184,666 in sales loads.


The officers and directors of ONEQ are:


David B. O'Maley..........................  Director and Chairman
John J. Palmer............................  Director and President
Thomas A. Barefield.......................  Senior Vice President
Trudy K. Backus...........................  Director and Vice President
James I. Miller II........................  Director and Vice President
Ronald L. Benedict........................  Director and Secretary
Barbara A. Turner.........................  Operations Vice President, Treasurer and
                                            Compliance Officer


Form 5560.5

                           MANAGEMENT OF THE COMPANY

                     NAME                                    RELATIONSHIP WITH COMPANY*
                     ----                                    --------------------------
Trudy K. Backus                                    Vice President, Individual Insurance Services
Thomas A. Barefield                                Senior Vice President, Institutional Sales
Howard C. Becker                                   Senior Vice President, Individual Insurance &
                                                   Corporate Services
Ronald L. Benedict                                 Corporate Vice President, Counsel & Secretary
Robert A. Bowen                                    Senior Vice President, Information Systems
Roylene M. Broadwell                               Vice President & Treasurer
Michael A. Boedeker                                Vice President, Fixed Income Securities
Joseph P. Brom                                     Director and Senior Vice President & Chief
                                                   Investment Officer
David W. Cook                                      Senior Vice President & Actuary
Dennis C. Twarogowski                              Vice President, Career Marketing
Ronald J. Dolan                                    Director and Senior Vice President & Chief
                                                   Financial Officer
John Houser III                                    Vice President, Claims
Thomas O. Olson                                    Vice President, Underwriting
David B. O'Maley                                   Director and Chairman, President & Chief
                                                   Executive Officer
John J. Palmer                                     Director & Senior Vice President, Strategic
                                                   Initiatives
George B. Pearson                                  Vice President, PGA Marketing
D. Gates Smith                                     Senior Vice President, Sales
Michael D. Stohler                                 Vice President, Mortgages & Real Estate
Stuart G. Summers                                  Director and Senior Vice President & General
                                                   Counsel
Stephen T. Williams                                Vice President, Equity Securities

---------------
* The principal occupation of each of the above is an officer of Ohio National Life, with the same title as with us.

The principal business address of each is:

One Financial Way
Cincinnati, Ohio 45242

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.

                                   CUSTODIAN


Pursuant to a written agreement, Firstar Bank, NA, 425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of VAR. The fee of the custodian for services rendered to VAR is paid by us. The custodian also provides valuation and certain recordkeeping services to VAR, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of VAR.


Form 5560.5

                        STATE REGULATION OF THE COMPANY


We are organized under the laws of the State of Ohio and are subject to regulation by the Superintendent of Insurance of Ohio. An annual statement is filed with the Superintendent on or before March 1 of each year covering the operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Superintendent examines our assets and liabilities and those of VAR and verifies their adequacy. A full examination of our operations is conducted by the National Association of Insurance Commissioners at least every five years.


In addition, we are subject to the insurance laws and regulations of other states in which we are licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                              FEDERAL TAX MATTERS

The following description is a brief summary of some of the Code provisions which, in our opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to contracts that have already been issued. Tax law revisions, with unfavorable consequences to contracts offered by this prospectus, could have retroactive effect on previously issued contracts or on subsequent voluntary transactions in previously issued contracts.

CONTRACT PROCEEDS

The contract contains provisions not found in traditional life insurance contracts providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the contract should qualify as a life insurance contract for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the contract payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of federal income tax.

Current tax rules and penalties on distributions from life insurance contracts apply to any life insurance contract issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a contract (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the contract, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the contractowner's gross income to the extent that the contract's cash surrender value exceeds the owner's investment in the contract. In addition, a ten percent penalty tax applies to any such distribution from such a contract, to the extent includible in gross income, except if made:

     - after the taxpayer's attaining age 59 1/2,

     - as a result of his or her disability or

     - in one of several prescribed forms of annuity payments.

Loans received under the contract will be construed as indebtedness of the contractowner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the contract is expected to constitute income to the contractowner. Interest payable with respect to such loans is not tax deductible. If the contract is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the contract's accumulation value (including the loan amount) then exceeds your "basis" in the contract. (Your "basis" equals the total amount of premiums that were paid into the contract less any withdrawals from the contract.)

Form 5560.5

Federal estate and local estate, inheritance and other tax consequences of contract ownership or receipt of contract proceeds depend upon the circumstances of each contractowner and beneficiary.

CORRECTION OF MODIFIED ENDOWMENT CONTRACT

If you have made premium payments in excess of the amount that would be permitted without your contract being treated as a modified endowment contract under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the contract became a modified endowment contract.

RIGHT TO CHARGE FOR COMPANY TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.


Currently, no charge is assessed against VAR for our federal taxes, or provision made for such taxes, that may be attributable to VAR. However, we may in the future charge each subaccount of VAR for its portion of any tax charged to us in respect of that subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against VAR. Any such charges against VAR or its subaccounts could have an adverse effect on the investment performance of the subaccounts.


                             EMPLOYEE BENEFIT PLANS

Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a contract in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

                               LEGAL PROCEEDINGS


There are no legal proceedings to which VAR is a party or to which the assets of any of the subaccounts thereof are subject. We are not involved in any litigation that is of material importance in relation to its total assets or that relates to VAR.


                                 LEGAL MATTERS

Jones & Blouch, L.L.P., Washington, D.C., has served as special counsel with regard to legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance contract described in this prospectus. All matters of Ohio law pertaining to the contract including the validity of the contract and our right to issue the contract under the Insurance Law of the State of Ohio have been passed upon by Ronald L. Benedict, Corporate Vice President, Counsel and Secretary of Ohio National Life.

                                    EXPERTS


The financial statements of VAR as of December 31, 1998 and for each of the periods indicated herein and the financial statements of the Company as of December 31, 1998 and 1997 and for the periods indicated herein


Form 5560.5
included in this prospectus have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by David W. Cook, FSA, MAAA, as stated in the opinion filed as an exhibit to the registration statement.

                             REGISTRATION STATEMENT


A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the VariVest V contract. This prospectus does not contain all the information set forth in the registration statement. Reference is made to such registration statement for further information concerning us, VAR, and the contract. Statements contained in this prospectus as to the contents of the contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                              FINANCIAL STATEMENTS


Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under your contract. They should not be considered as bearing on the investment performance of the assets held in VAR.


THE YEAR 2000 ISSUE


We believe we have succeeded in remedying the "Year 2000" problem for all mission critical computer systems and applications. Conversion testing and implementation for legacy systems were completed by December 31, 1998, and Year 2000 compliant variable life insurance processing system conversions were installed and testing completed on August 21, 1999. Peripheral personal computer systems have also been up-graded and tested for Year 2000 implementation. While Ohio National Fund and its investment adviser have been assured by suppliers of financial services (including the custodians, the transfer agent and the accounting agent) that their systems either are already compliant or will be so in sufficient time, internal auditors are independently testing those systems to verify their compliance. We are also developing contingency plans to be prepared for the possibility that one or more service providers might not be compliant. If we, Ohio National Fund, its investment adviser or one of our service suppliers fails to achieve timely and complete compliance, it could materially impair our ability to conduct our business, including the ability to accurately and timely value interests in the contracts.


                                PRIOR CONTRACTS

VARIVEST I

From 1986 to April 30, 1993, we issued VariVest I flexible premium variable life insurance contracts. VariVest I is no longer being issued, so there is no current prospectus for the product. Therefore, VariVest I owners receive this VariVest V prospectus. The VariVest I contracts that continue in existence are substantially the same as the contracts described in this prospectus, with the following exceptions.


You may invest in up to 10 of the same variable subaccounts that are listed on page 2.


Maturity of VariVest I occurs at age 95.

References to Accumulation Value in this prospectus are equivalent to VariVest I references to Cash Value.

The surrender charge for VariVest I contracts is composed solely of the deferred insurance underwriting charge because there is no contingent deferred sales charge for VariVest I. The charge is made if you: surrender the

Form 5560.5
contract in full or decrease your stated amount during the first seven years it is in force or within seven years following an increase in the stated amount, or if you make partial surrenders of the contract in any contract year aggregating more than 10% of your cash surrender value as of the end of the previous contract year. The contract reserves the right to charge 100% of the surrender charge in each of seven successive years. Currently, we grade off the surrender charge in accordance with the table shown in this prospectus with the following changes: percentage of total charge in year 5 is 75%, in year 6 is 50% and in year 7 is 25%.

The loan collateral account guaranteed interest rate is 5%. The general account is also guaranteed to earn interest at an effective annual rate of 5%.


The death benefit guarantee is in effect until age 70 or ten years from the contract date, if later.


At any time during the first 24 months after we issue any increase in stated amount, you may convert your increase into a fixed benefit flexible premium life insurance policy by transferring your cash value to the general account. Your converted contract will have the same death benefit and the same amount at risk as did the increase.

The premium expense charge does not contain the federal tax charge described in this prospectus, but it does contain a sales load on premium payments for insureds through age 70 of 7.5%; for increases in stated amount, premiums paid within one year of the date of the increase will be subject to a 30% sales load for insureds under age 60 or a 20% sales load for insureds aged 60 through 70.

You will not be charged more than $25 for a special illustration of contract benefits.

The monthly minimum premium will increase substantially after the death benefit guarantee period (age 70 or ten years from the contract date, if later).

Your contract is subject to a new surrender charge as a result of an increase in stated amount for only seven years.

You can decrease your stated amount without waiting two years from the date of increase.

The following sections of this prospectus do not apply to your contract: "Term Insurance Conversion Credit"; and the second two paragraphs of "Transfers".

The guideline annual premium for your contract is based on maturity at age 95 and, in addition to the other factors described in this prospectus, a guaranteed assumption of investment performance of 5%.

The monthly deduction for your contract includes a $5 administrative charge and a set risk charge of $.01 per $1000 of stated amount for the risk associated with the death benefit guarantee.

The cost of insurance is based on assumed interest at 5% per year and the death benefit at the beginning of the contract month divided by 1.0040741.

In the event of a misstatement of the age or sex of the insured in an application, the factor applied will be 1.0040741.

The following riders described in this prospectus are not available to you: preferred loan, continuation of coverage, accelerated death benefit.

VARIVEST III

From 1986 to April 30, 1993, we issued VariVest III single premium variable life insurance contracts. VariVest III is no longer being issued, so there is no current prospectus for the product. Therefore, VariVest III owners receive this VariVest V prospectus. The VariVest III contracts that continue in existence are similar to the contracts described in this prospectus, with the following exceptions.


You may invest in up to 10 of the same variable subaccounts that are listed on page 2.


Form 5560.5

Maturity of VariVest III occurs at age 95.

References to Accumulation Value in this prospectus are equivalent to VariVest III references to Cash Value.

Loan value will never be less than 90% of your cash surrender value. Loan interest is payable in advance at a variable rate of no less than 6%. The rate in each contract year will be the rate we set on the previous June 30. To the extent your cash surrender value exceeds your gross premium payments under the contract and to the extent you have borrowed such excess, we intend to credit interest to the loan collateral account at a rate that is .50% less than the effective compound annual loan interest rate charged on the loan. To the extent your loans exceed any such excess, we intend to credit interest to the loan collateral account at a rate that is 2% less than the effective compound annual loan interest rate charged on the loan.

Your contract does not allow for partial surrenders.

The required initial premium for an increase in stated amount is the greater of $1000 or 75% of the guideline single premium for the stated amount of the increase. All premium payments after the required initial premium for your initial stated amount are termed subsequent premiums. If there is contract indebtedness outstanding, subsequent premiums will be treated as loan repayments until the indebtedness is eliminated. Otherwise, you may designate subsequent premiums as additional premiums with respect to your existing stated amount or as initial premiums for increases in your stated amount. Additional premiums enhance the investment element of your contract and are not subject to the contingent deferred sales charge; initial premiums for increases in stated amount enhance the insurance element of your contract and are subject to the contingent deferred sales charge.

You may not designate subsequent premiums as additional premiums if those premiums would cause your contract to violate the Code's definition of life insurance.

The surrender charge for VariVest III contracts is charged in the event of full surrender, lapse or decrease in stated amount during the first ten contract years following the contract date and the date of any increase in stated amount. The charge consists of a contingent deferred sales charge which, during the contract year following an increase in stated amount, is 8% of the required initial premium for the increase. Thereafter, the charge grades down to zero over the applicable ten year period as follows: Year One: 8%; Year Two: 7.2%; Year Three: 6.4%; Year Four: 5.6%; Year Five: 4.8%; Year Six: 4.0%; Year Seven:
3.2%; Year Eight: 2.4%; Year Nine: 1.6%; Year Ten: 0.8%. The contingent deferred sales charge does not apply to premiums required to prevent lapse during the contract's grace period, nor to reinstatement premiums.

The charge also includes a contingent deferred insurance charge if you: surrender the contract in full, lapse or decrease your stated amount during the first seven years it is in force or within seven years following an increase in the stated amount. The contract reserves the right to charge 100% of the surrender charge in each of seven successive years. Currently, we grade off the surrender charge in accordance with the table shown in this prospectus with the following changes: percentage of total charge in year 5 is 75%, in year 6 is 50% and in year 7 is 25%.

The loan collateral account guaranteed interest rate is 5%. The general account is also guaranteed to earn interest at an effective annual rate of 5%.


There is no death benefit guarantee.


At any time during the first 24 months after we issue any increase in stated amount, you may convert your increase into a fixed benefit flexible premium life insurance policy by transferring your cash value to the general account. Your converted contract will have the same death benefit and the same amount at risk as did the increase.

The premium expense charge contains only the state premium tax.

You will not be charged more than $25 for a special illustration of contract benefits.

Form 5560.5

The monthly minimum premium will increase substantially after the death benefit guarantee period (age 70 or ten years from the contract date, if later).

Your contract is subject to a new surrender charge as a result of an increase in stated amount for only seven years.

To increase your stated amount, you must pay at least the required initial premium for the increase. We will inform you of the amount of the required initial premium for the increase requested and we must receive it by the effective date of the increase.

You can decrease your stated amount after one year from the date of increase, and there is no minimum stated amount.

The following sections of this prospectus do not apply to your contract: "Term Insurance Conversion Credit"; and the second two paragraphs of "Transfers".

The guideline annual premium for your contract is based on maturity at age 95 and, in addition to the other factors described in this prospectus, a guaranteed assumption of investment performance of 5%.

The monthly deduction for your contract includes only a $5 administrative charge and the cost of additional insurance benefits provided by rider.

The cost of insurance is based on assumed interest at 5% per year and the death benefit at the beginning of the contract month divided by 1.0040741.

In the event of a misstatement of the age or sex of the insured in an application, the factor applied will be 1.0040741.

The following riders described in this prospectus are not available to you: additional term, family plan, guaranteed purchase option, waiver of premium, preferred loan, continuation of coverage, and accelerated death benefit. In other words, only the accidental death rider is available.

Generally, any VariVest III contract will constitute a modified endowment contract ("MEC").

Form 5560.5

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Ohio National Life Assurance Corporation:

We have audited the accompanying balance sheets of Ohio National Life Assurance Corporation (the Company) as of December 31, 1998 and 1997, and the related statements of income, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Life Assurance Corporation as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998 in conformity with generally accepted accounting principles.

KPMG LOGO

Cincinnati, Ohio
January 29, 1999

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                                 BALANCE SHEETS
                     YEARS ENDED DECEMBER 31, 1998 AND 1997
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                 1998         1997
                                                              ----------    ---------
ASSETS
Investments (notes 4, 7 and 8):
  Fixed maturities available-for-sale, at fair value          $  606,434      510,446
  Fixed maturities held-to-maturity, at amortized cost            97,576       57,354
  Mortgage loans on real estate, net                             229,647      215,230
  Policy loans                                                    40,597       38,126
  Short-term investments                                           8,997       18,993
                                                              ----------    ---------
          Total investments                                      983,251      840,149
Cash                                                               6,203        7,088
Accrued investment income                                         11,963       10,183
Deferred policy acquisition costs                                138,582      123,661
Reinsurance recoverables                                         105,119       81,378
Other assets                                                       3,791        2,863
Assets held in Separate Accounts                                 103,306       75,934
                                                              ----------    ---------
          Total assets                                        $1,352,215    1,141,256
                                                              ==========    =========
LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits and claims (note 5)                    $1,001,501      850,313
Other policyholder funds                                           2,357        2,502
Accrued Federal income tax (note 6):
  Current                                                          1,796          875
  Deferred                                                        11,355       12,179
Other liabilities                                                 19,705       14,874
Liabilities related to Separate Accounts                         103,306       75,934
                                                              ----------    ---------
          Total liabilities                                   $1,140,020      956,677
                                                              ----------    ---------
Stockholder's equity (notes 3 and 9):
  Class A common stock; authorized 10,000 shares of $3,000
     par value; issued and outstanding 3,200 shares                9,600        9,600
  Additional paid-in capital                                      27,025       27,025
  Accumulated other comprehensive income                          12,211       10,327
  Retained earnings                                              163,359      137,627
                                                              ----------    ---------
          Total stockholder's equity                             212,195      184,579
Commitments and contingencies (notes 11 and 12)
                                                              ----------    ---------
          Total liabilities and stockholder's equity          $1,352,215    1,141,256
                                                              ==========    =========

                See accompanying notes to financial statements.

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                              STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

                                                               1998       1997       1996
                                                              -------    -------    -------
Revenues (note 11):
  Universal life, annuity and investment product policy
     charges                                                  $60,609     51,416     45,330
  Traditional life and accident and health insurance
     premiums                                                  10,975     11,068     10,589
  Net investment income (note 4)                               69,547     61,348     56,032
  Other income                                                  3,146      2,265      1,861
  Net realized gains on investments (note 4)                      201      1,411        168
                                                              -------    -------    -------
                                                              144,478    127,508    113,980
                                                              -------    -------    -------
Benefits and expenses (notes 10 and 11):
  Benefits and claims                                          76,663     67,627     64,181
  Amortization of deferred policy acquisition costs            12,443      5,787      7,595
  Other operating costs and expenses                           15,398     15,676     14,432
                                                              -------    -------    -------
                                                              104,504     89,090     86,208
                                                              -------    -------    -------
     Income before Federal income tax                          39,974     38,418     27,772
                                                              -------    -------    -------
Federal income tax (note 6):
  Current expense                                              16,013     14,361     12,986
  Deferred tax (benefit) expense                               (1,771)       315     (2,383)
                                                              -------    -------    -------
                                                               14,242     14,676     10,603
                                                              -------    -------    -------
     Net income                                               $25,732     23,742     17,169
                                                              =======    =======    =======

                See accompanying notes to financial statements.

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

                                                                  ACCUMULATED
                                                   ADDITIONAL        OTHER                        TOTAL
                                        CAPITAL     PAID-IN      COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                        SHARES      CAPITAL         INCOME        EARNINGS       EQUITY
                                        -------    ----------    -------------    --------    -------------
1996:
  Balance, beginning of year            $9,600       27,025          9,558         96,716        142,899
  Comprehensive income:
     Net income                             --           --             --         17,169         17,169
     Other comprehensive loss
       (note 13)                            --           --         (8,265)            --         (8,265)
                                                                                                 -------
  Total comprehensive income                                                                       8,904
                                        ------       ------         ------        -------        -------
  Balance, end of year                  $9,600       27,025          1,293        113,885        151,803
                                        ======       ======         ======        =======        =======
1997:
  Balance, beginning of year            $9,600       27,025          1,293        113,885        151,803
  Comprehensive income:
     Net income                             --           --             --         23,742         23,742
     Other comprehensive income
       (note 13)                            --           --          9,034             --          9,034
                                                                                                 -------
  Total comprehensive income                                                                      32,776
                                        ------       ------         ------        -------        -------
  Balance, end of year                  $9,600       27,025         10,327        137,627        184,579
                                        ======       ======         ======        =======        =======
1998:
  Balance, beginning of year            $9,600       27,025         10,327        137,627        184,579
  Comprehensive income:
     Net income                             --           --             --         25,732         25,732
     Other comprehensive income
       (note 13)                            --           --          1,884             --          1,884
                                                                                                 -------
  Total comprehensive income                                                                      27,616
                                        ------       ------         ------        -------        -------
  Balance, end of year                  $9,600       27,025         12,211        163,359        212,195
                                        ======       ======         ======        =======        =======

                See accompanying notes to financial statements.

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF CASH FLOWS

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

                                                                1998         1997       1996
                                                              ---------    --------    -------
Cash flows from operating activities:
  Net income                                                  $  25,732      23,742     17,169
  Adjustments to reconcile net income to net cash provided
     by operating activities:
       Capitalization of deferred policy acquisition costs      (28,516)    (23,855)   (21,075)
       Amortization of deferred policy acquisition costs         12,443       5,787      7,595
       Amortization and depreciation                                213       1,297        857
       Realized gains on invested assets, net                      (201)     (1,411)      (168)
       (Increase) decrease in accrued investment income          (1,780)     (1,518)         9
       Increase in reinsurance receivables and other assets     (24,669)     (6,225)    (2,078)
       Increase in policyholder account balances                 19,025       6,672      5,664
       (Decrease) increase in other policyholder funds             (145)        215         95
       Increase (decrease) in current Federal income tax
          payable                                                   921         184     (9,942)
       Increase in other liabilities                              4,831       2,539      7,223
       Other, net                                                (2,635)     (5,081)    (2,381)
                                                              ---------    --------    -------
          Net cash provided by operating activities               5,219       2,346      2,968
                                                              ---------    --------    -------
Cash flows from investing activities:
  Proceeds from maturity of fixed maturities
     available-for-sale                                          32,256      84,974     25,680
  Proceeds from maturity of fixed maturities
     held-to-maturity                                             7,964      11,039      4,866
  Proceeds from repayment of mortgage loans on real estate       38,862      46,468     23,694
  Cost of fixed maturities available-for-sale acquired         (123,507)   (136,593)   (40,814)
  Cost of fixed maturities held-to-maturity acquired            (48,181)    (25,966)    (2,632)
  Cost of mortgage loans on real estate acquired                (53,186)    (84,114)   (39,122)
  Change in policy loans, net                                    (2,471)     (3,191)    (2,985)
                                                              ---------    --------    -------
          Net cash used in investing activities                (148,263)   (107,383)   (31,313)
                                                              ---------    --------    -------
Cash flows from financing activities:
  Increase in universal life and investment product account
     balances                                                   265,733     205,445    135,352
  Decrease in universal life and investment product account
     balances                                                  (133,570)   (110,729)   (87,496)
                                                              ---------    --------    -------
          Net cash provided by financing activities             132,163      94,716     47,856
                                                              ---------    --------    -------
Net (decrease) increase in cash and cash equivalents            (10,881)    (10,321)    19,511
Cash and cash equivalents, beginning of year                     26,081      36,402     16,891
                                                              ---------    --------    -------
Cash and cash equivalents, end of year                        $  15,200      26,081     36,402
                                                              =========    ========    =======

                See accompanying notes to financial statements.

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

(1) ORGANIZATION AND BUSINESS DESCRIPTION

Ohio National Life Assurance Corporation (ONLAC or the Company) is a stock life insurance company, wholly-owned by The Ohio National Life Insurance Company (ONLIC), a stock life insurance company. ONLAC is a life and health insurer licensed in 47 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, disability and annuity products through independent agents and other distribution channels and competes with other insurers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed and undergoes periodic examinations by those departments.

The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

     Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

     Credit Risk is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

     Interest Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see Note 3).

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

     (a) VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES

        The Company is required to classify its fixed maturity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred Federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as trading.

        Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on non-accrual status and written down to the fair value of the existing property to derive a new cost basis. Cash receipts on non-accrual status mortgage loans on real estate are included in interest income in the period received.

        Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

     (b) REVENUES AND BENEFITS

        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of graded premium life and term life policies. Premiums for traditional non-participating life insurance products are recognized as revenue when due and collected. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

        Universal life products include universal life, variable universal life and other interest-sensitive life insurance policies. Investment products consist primarily of individual immediate and deferred annuities. Revenues for universal life and investment products consist of net investment income and cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policy account balances.

        Accident and health insurance premiums are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

     (c) DEFERRED POLICY ACQUISITION COSTS

        The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. For traditional non-participating life insurance products, these deferred acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For universal life and investment products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, cost of insurance, policy administration and surrender charges. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale (see Note 2(a)).

     (d) SEPARATE ACCOUNTS

        Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.

     (e) FUTURE POLICY BENEFITS

        Future policy benefits for traditional life policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities (see Note 5).

        Future policy benefits for annuity policies in the accumulation phase, universal life and variable universal life policies have been calculated based on participants' aggregate account balances.

     (f) FEDERAL INCOME TAX

        ONLAC is included as part of the consolidated Federal income tax return of its ultimate parent, Ohio National Mutual Holdings, Inc. The Company uses the asset and liability method of accounting for income tax. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

     (g) REINSURANCE CEDED

        Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

     (h) CASH EQUIVALENTS

        For purposes of the statement of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

     (i) USE OF ESTIMATES

        In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

        The estimates susceptible to significant change are those used in determining deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, and the valuation allowance for mortgage loans on real estate. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

(3) BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with GAAP which differs from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for ONLAC filed with the Department of Insurance of the State of Ohio, are prepared on a basis of accounting practices prescribed or permitted by such regulatory authority. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

The statutory basis capital and surplus of ONLAC as of December 31, 1998 and 1997 was $114,373 and $98,902, respectively. The statutory basis net income of ONLAC for the years ended December 31, 1998, 1997 and 1996 was $16,524, $15,540 and $12,018, respectively.

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

(4) INVESTMENTS

An analysis of investment income and realized gains (losses) by investment type follows for the years ended December 31:

                                                                     REALIZED GAINS (LOSSES) ON
                                           INVESTMENT INCOME                 INVESTMENTS
                                      ---------------------------    ---------------------------
                                       1998       1997      1996      1998      1997       1996
                                      -------    ------    ------    ------    -------    ------
Fixed maturities available-for-sale   $40,678    34,847    33,092     $106        346       (32)
Fixed maturities held-to-maturity       5,036     4,222     4,244        2        185        15
Mortgage loans on real estate          19,636    18,007    15,893       58        900       213
Short-term                              1,824     2,121       848       --         --        --
Other                                   2,898     2,749     2,452       --         --         4
                                      -------    ------    ------     ----      -----       ---
           Total                       70,072    61,946    56,529      166      1,431       200
Investment expenses                      (525)     (598)     (497)
Change in valuation allowance for
  mortgage loans on real estate                                         35        (20)      (32)
                                      -------    ------    ------
        Net investment income         $69,547    61,348    56,032
                                      =======    ======    ======     ----      -----       ---
        Net realized gains on
           investments                                                $201      1,411       168
                                                                      ====      =====       ===

The components of unrealized gains on fixed maturities available-for-sale, net, were as follows as of December 31:

                                                       1998       1997
                                                      -------    -------
Gross unrealized gains                                $32,911     28,927
  Adjustment to deferred policy acquisition costs     (11,803)   (10,650)
  Deferred Federal income tax                          (8,897)    (7,950)
                                                      -------    -------
                                                      $12,211     10,327
                                                      =======    =======

An analysis of the change in gross unrealized gains (losses) on fixed maturities available-for-sale and fixed maturities held-to-maturity follows for the years ended December 31:

                                              1998      1997      1996
                                             ------    ------    -------
Fixed maturities available-for-sale          $3,984    21,814    (20,254)
Fixed maturities held-to-maturity            $3,173       809     (2,641)

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

The amortized cost and estimated fair value of fixed maturities available-for-sale and fixed maturities held-to-maturity were as follows:

                                               DECEMBER 31, 1998                                 DECEMBER 31, 1997
                                -----------------------------------------------   -----------------------------------------------
                                              GROSS        GROSS      ESTIMATED                 GROSS        GROSS      ESTIMATED
                                AMORTIZED   UNREALIZED   UNREALIZED     FAIR      AMORTIZED   UNREALIZED   UNREALIZED     FAIR
                                  COST        GAINS        LOSSES       VALUE       COST        GAINS        LOSSES       VALUE
                                ---------   ----------   ----------   ---------   ---------   ----------   ----------   ---------
Fixed maturities
  available-for-sale
  U.S. Treasury securities and
    obligations of U.S
    government operations and
    agencies                    $ 52,778       9,530           --       62,308      52,838       5,277          --        58,115
  Obligations of states and
    political subdivisions         5,202         265          (36)       5,431       5,358         309         (90)        5,577
  Corporate securities           377,168      21,463       (6,381)     392,250     288,284      19,953        (247)      307,990
  Mortgage-backed securities     138,375       8,210         (140)     146,445     135,039       3,905        (180)      138,764
                                --------      ------       ------      -------     -------      ------        ----       -------
                                $573,523      39,468       (6,557)     606,434     481,519      29,444        (517)      510,446
                                ========      ======       ======      =======     =======      ======        ====       =======
Fixed maturities
  held-to-maturity
  Corporate securities          $ 95,011       8,008          (14)     103,005      54,759       5,014         (36)       59,737
  Other                            2,565         483           --        3,048       2,595         326          --         2,921
                                --------      ------       ------      -------     -------      ------        ----       -------
                                $ 97,576       8,491          (14)     106,053      57,354       5,340         (36)       62,658
                                ========      ======       ======      =======     =======      ======        ====       =======

The amortized cost and estimated fair value of fixed maturities available-for-sale and fixed maturities held-to-maturity as of December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                     FIXED MATURIES             FIXED MATURIES
                                                   AVAILABLE-FOR-SALE          HELD-TO-MATURITY
                                                 -----------------------    -----------------------
                                                 AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
                                                   COST       FAIR VALUE      COST       FAIR VALUE
                                                 ---------    ----------    ---------    ----------
Due in one year or less                          $  2,663        2,773        2,341         2,519
Due after one year through five years              65,287       67,407       17,793        18,833
Due after five years through ten years            162,094      167,793       48,546        52,378
Due after ten years                               343,479      368,461       28,896        32,323
                                                 --------      -------       ------       -------
                                                 $573,523      606,434       97,576       106,053
                                                 ========      =======       ======       =======

There were no sales of fixed maturities available-for-sale in 1998, 1997 and 1996. Investments with an amortized cost of $3,460 and $4,388 as of December 31, 1998 and 1997, respectively, were on deposit with various regulatory agencies as required by law.

The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There were no foreclosures of mortgage loans on real estate during 1998, and no foreclosures are in process as of December 31, 1998.

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

(5) FUTURE POLICY BENEFIT AND CLAIMS

The liability for future policy benefits for universal life policies and investment contracts (approximately 86% and 85% of the total liability for future policy benefits as of December 31, 1998 and 1997, respectively) has been established based on the aggregate account value without reduction for surrender charges. The average interest rate to be credited on investment product policies was 5.6% and 5.5% as of December 31, 1998 and 1997, respectively.

The liability for future policy benefits for traditional life products are based on the following mortality and interest rate assumptions without consideration for withdrawals. The mortality table and interest assumptions used for the majority of policies issued in 1998 and 1997 are the 1980 CSO table with 4% to 5% interest. With respect to older policies, the mortality table and interest assumptions used are primarily the 1958 CSO table with 4% interest and the 1980 CSO table with 4%-6% interest. Approximately 65% and 66% of the future policy benefit liability is calculated on a net level reserve basis as of December 31, 1998 and 1997, respectively.

The liability for future policy benefits for individual accident and health policies include liabilities for active lives, disabled lives and unearned premiums. The liability for active lives are calculated on a two-year preliminary term basis at 3% to 6% interest, using either the 1964 Commissioner's Disability Table (policies issued prior to 1990) or the 1985 Commissioner's Individual Disability Table A (policies issued after 1989). The liability for disabled lives are calculated using either the 1985 Commissioner's Individual Disability Table A at 5% to 5.5% interest (claims incurred after
1989) or the 1971 modification of the 1964 Commissioner's Disability Table, at 3.5% interest (claims incurred prior to 1990).

(6) FEDERAL INCOME TAX

In prior years, under superseded tax acts, the Company deferred income and accumulated amounts into a Policyholders' Surplus Account (PSA). Management considers the likelihood of distributions from the PSA to be remote; therefore, no Federal income tax has been provided for such distributions in the financial statements. Any distributions from the PSA, however, will continue to be taxable at the then current tax rate. The balance of the PSA is approximately $5,257 as of December 31, 1998.

Total income taxes for the year ended December 31, 1998, 1997 and 1996 were allocated as follows:

                                              1998       1997      1996
                                             -------    ------    ------
Operations                                   $14,242    14,676    10,603
Unrealized gains (losses) on securities
  available-for-sale                             947     5,080    (3,739)
                                             -------    ------    ------
                                             $15,189    19,756     6,864
                                             =======    ======    ======

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

Total Federal income tax expense for the years ended December 31, 1998, 1997 and 1996 differs from the amount computed by applying the U.S. Federal income tax rate to income before Federal income tax as follows:

                                            1998               1997              1996
                                       ---------------    --------------    --------------
                                       AMOUNT      %      AMOUNT     %      AMOUNT     %
                                       -------    ----    ------    ----    ------    ----
Computed (expected) tax expense        $13,991    35.0    13,447    35.0     9,720    35.0
Differential earnings                     (225)   (0.6)      611     1.6     1,023     3.7
Tax exempt interest and dividends
  received deduction                       (57)   (0.1)      (20)   (0.1)      (38)   (0.1)
Other, net                                 533     1.3       638     1.7      (102)   (0.4)
                                       -------    ----    ------    ----    ------    ----
           Total expense and
             effective rate            $14,242    35.6    14,676    38.2    10,603    38.2
                                       =======    ====    ======    ====    ======    ====

Total Federal income tax paid during the years ended December 31, 1998, 1997 and 1996 was $15,092, $14,176, and $22,928 (net of refunds of $1,773, $0 and $0), respectively.

The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 1998 and 1997 are as follows:

                                                       1998       1997
                                                      -------    ------
Deferred tax assets:
  Future policy benefits                              $32,780    29,095
  Mortgage loans and real estate                          811       823
  Other                                                    76       540
                                                      -------    ------
           Total gross deferred tax assets             33,667    30,458
                                                      -------    ------
Deferred tax liabilities:
  Deferred policy acquisition costs                    33,201    32,039
  Fixed maturities available-for-sale                  11,821    10,582
  Other                                                    --        16
                                                      -------    ------
           Total gross deferred tax liabilities        45,022    42,637
                                                      -------    ------
           Net deferred tax liability                 $11,355    12,179
                                                      =======    ======

The Company has determined that a deferred tax asset valuation allowance was not needed as of December 31, 1998 and 1997. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers primarily the scheduled reversal of deferred tax liabilities and tax planning strategies in making this assessment and believes it is more likely than not the Company will realize the benefits of the deductible differences remaining at December 31, 1998.

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

(7) DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments (SFAS 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

The following methods and assumptions were used by the Company in estimating its fair value disclosures:

     Cash, Short-Term Investments, Policy Loans and Other Policyholder Funds -- The carrying amount reported in the balance sheet for these instruments approximate their fair value.

     Investment Securities -- Fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services, or in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and duration of the investments.

     Separate Account Assets and Liabilities -- The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the accumulated contract value in the Separate Account portfolios.

     Mortgage Loans on Real Estate -- The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     Investment Contracts -- Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

The carrying amount and estimated fair value of financial instruments subject to SFAS 107 and policy reserves on insurance contracts were as follows as of December 31:

                                                             1998                      1997
                                                    ----------------------    ----------------------
                                                    CARRYING    ESTIMATED     CARRYING    ESTIMATED
                                                     AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                                    --------    ----------    --------    ----------
            ASSETS
              Investments:
                 Fixed maturities
                    available-for-sale              $606,434     606,434      510,446      510,446
                 Fixed maturities held-to-maturity    97,576     106,053       57,354       62,658
                 Mortgage loans on real estate       229,647     250,380      215,230      233,075
                 Policy loans                         40,597      40,597       38,126       38,126
                 Short-term investments                8,997       8,997       18,993       18,993
              Cash                                     6,203       6,203        7,088        7,088
              Assets held in Separate Accounts       103,306     103,306       75,934       75,934
            LIABILITIES
              Deferred and immediate annuity
                 contracts                          $104,464     105,010      102,344      101,758
              Other policyholder funds                 2,357       2,357        2,502        2,502
              Liabilities related to Separate
                 Accounts                            103,306     103,306       75,934       75,934

(8) ADDITIONAL FINANCIAL INSTRUMENTS DISCLOSURE

     SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

Mortgage loans are collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio with no exposure greater than 11% in any state at December 31, 1998. The summary below depicts loan exposure of remaining principal balances type at December 31:

                                                                           1998       1997
                                                                         --------    -------
            MORTGAGE ASSETS BY TYPE
              Office                                                     $ 75,553     51,294
              Retail                                                       50,323     57,792
              Apartments                                                   48,017     46,490
              Industrial                                                   36,926     38,183
              Other                                                        21,145     23,823
                                                                         --------    -------
                                                                          231,964    217,582
                       Less valuation allowances                            2,317      2,352
                                                                         --------    -------
                       Total mortgage loans on real estate, net          $229,647    215,230
                                                                         ========    =======

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

(9) REGULATORY RISK-BASED CAPITAL AND DIVIDEND RESTRICTIONS ON RETAINED EARNINGS

Based upon the December 31, 1998 and 1997 financial statements, the Company exceeds all required risk-based capital levels.

The payment of dividends by the Company to its parent, ONLIC, is limited by Ohio law. As of December 31, 1998, $146,121 of retained earnings, as presented in the accompanying financial statements, is restricted as to dividend payments in 1999.

(10) RELATED PARTY TRANSACTIONS

The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel, space and supplies, accounting, data processing and related services to ONLAC. This agreement resulted in charges to the Company of approximately $12,800, $11,400, and $11,400 in 1998, 1997, and 1996,
respectively.

(11) REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with its parent, ONLIC, and other insurance companies. Amounts in the accompanying financial statements related to ceded business are as follows:

                                          1998                      1997                      1996
                                 ----------------------    ----------------------    ----------------------
                                                NON-                      NON-                      NON-
                                 AFFILIATE    AFFILIATE    AFFILIATE    AFFILIATE    AFFILIATE    AFFILIATE
                                 ---------    ---------    ---------    ---------    ---------    ---------
Premiums                          $25,760      24,316       20,473        18,953      18,523       17,793
Benefits incurred                  12,797       9,707       12,075         7,140      11,571       13,345
Commission and expense
  allowances                        2,987       2,514        2,374         3,241       2,173        4,770
Reinsurance recoverable:
Reserves for future policy
  benefits                         44,773      48,077       36,543        40,455      38,048       36,248
Policy and contract claims
  payable                           2,356       3,645        1,318           987         969        1,103

Net traditional life and accident and health premium income in 1998, 1997 and 1996 is summarized as follows:

                                                                1998       1997       1996
                                                               -------    -------    -------
         Direct premiums earned                                $58,686     48,313     44,586
         Reinsurance assumed                                     2,365      2,181      2,319
         Reinsurance ceded                                     (50,076)   (39,426)   (36,316)
                                                               =======    =======    =======
                 Net premiums earned                           $10,975     11,068     10,589
                                                               =======    =======    =======

Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

Form 5560.5

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

(12) CONTINGENCIES

The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without material adverse impact on the financial condition of the Company.

(13) COMPREHENSIVE INCOME

Pursuant to Financial Accounting Standards Board (FASB) Statement No. 130, "Reporting Comprehensive Income", the Consolidated Statements of Shareholders' Equity include a new measure called "Comprehensive Income". Comprehensive Income includes net income as well as certain items that are reported directly within a separate component of shareholders' equity that bypass net income. The components of other comprehensive income, including the related Federal tax amounts, were as follows for the years ended December 31:

                                                   1998      1997      1996
                                                  ------    ------    -------
Unrealized gains (losses) on securities
  available-for-sale arising during the period:
        Net of adjustment to deferred policy
           acquisition costs                      $3,358    14,126    (11,669)
        Related federal tax (expense) benefit     (1,131)   (4,944)     4,084
                                                  ------    ------    -------
           Net                                     2,227     9,182     (7,585)
                                                  ------    ------    -------
Reclassification adjustment for net losses on
  securities available-for-sale realized during
  the period:
        Gross                                        527       227      1,046
        Related federal tax benefit                 (184)      (79)      (366)
                                                  ------    ------    -------
           Net                                       343       148        680
                                                  ------    ------    -------
           Total other comprehensive income
             (loss)                               $1,884     9,034     (8,265)
                                                  ======    ======    =======

Form 5560.5

OHIO NATIONAL VARIABLE ACCOUNT R
INDEPENDENT AUDITORS' REPORT

The Board of Directors of
The Ohio National Life Insurance Company

and Contract Owners of
Ohio National Variable Account R:

We have audited the accompanying statements of assets and contract owners' equity of Ohio National Variable Account R (comprised of the Equity, Money Market, Bond, Omni, International, Capital Appreciation, Small Cap, Global Contrarian, Aggressive Growth, S&P 500 Index, Social Awareness, Core Growth, Growth & Income and Montgomery Asset Emerging Market subaccounts) as of December 31, 1998, and the related statements of operations and changes in contract owners' equity for each of the periods indicated herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Variable Account R as of December 31, 1998, and the results of its operations and its changes in contract owners' equity for each of the years indicated herein in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

                                                                        KPMG LLP
Cincinnati, Ohio
February 5, 1999

Form 5560.5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OHIO NATIONAL VARIABLE ACCOUNT R                               December 31, 1998
STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY

                                                                  MONEY
                                                  EQUITY          MARKET          BOND           OMNI         INTERNATIONAL
                                                SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                                -----------     ----------     ----------     -----------     -------------
Assets -- Investments at market value
  (note 2)....................................  $31,166,072     $4,068,382     $1,674,308     $11,931,894      $16,865,296
                                                ===========     ==========     ==========     ===========      ===========
Contract owners' equity
  Contracts in accumulation period (note 3)...  $31,166,072     $4,068,382     $1,674,308     $11,931,894      $16,865,296
                                                ===========     ==========     ==========     ===========      ===========

                                                  CAPITAL
                                                APPRECIATION       SMALL CAP
                                                 SUBACCOUNT       SUBACCOUNT
                                                ------------     -------------
Assets -- Investments at market value
  (note 2)....................................   $7,079,821       $9,250,038
                                                 ==========       ==========
Contract owners' equity
  Contracts in accumulation period (note 3)...   $7,079,821       $9,250,038
                                                 ==========       ==========

                                                  GLOBAL        AGGRESSIVE        CORE         GROWTH &          S&P 500
                                                CONTRARIAN        GROWTH         GROWTH         INCOME            INDEX
                                                SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                                -----------     ----------     ----------     -----------     -------------
Assets -- Investments at market value
  (note 2)....................................  $ 2,044,553     $3,834,209     $1,296,450     $ 5,622,122      $ 7,713,053
                                                ===========     ==========     ==========     ===========      ===========
Contract owners' equity
  Contracts in accumulation period (note 3)...  $ 2,044,553     $3,834,209     $1,296,450     $ 5,622,122      $ 7,713,053
                                                ===========     ==========     ==========     ===========      ===========

                                                                  MONTGOMERY
                                                   SOCIAL            ASSET
                                                 AWARENESS       EMERGING MKT.
                                                 SUBACCOUNT       SUBACCOUNT
                                                ------------     -------------
Assets -- Investments at market value
  (note 2)....................................   $  529,362       $  230,780
                                                 ==========       ==========
Contract owners' equity
  Contracts in accumulation period (note 3)...   $  529,362       $  230,780
                                                 ==========       ==========

   The accompanying notes are an integral part of these financial statements.

Form 5560.5

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                           FOR THE THREE YEARS ENDED DECEMBER 31

                                                          EQUITY                                      MONEY MARKET
                                                        SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1998            1997            1996            1998            1997           1996
                                        -----------     -----------     -----------     -----------     ----------     ----------
Investment activity:
  Reinvested dividends................  $   374,943     $   453,946     $   278,504     $    92,380     $   55,657     $   39,652
  Risk & administrative expense (note
     4)...............................     (222,953)       (190,776)       (143,826)        (13,276)        (7,949)        (7,545)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net investment activity........      151,990         263,170         134,678          79,104         47,708         32,107
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Realized & Unrealized gain (loss) on
     investments:
     Reinvested capital gains.........      582,686       1,475,813         487,586               0              0              0
     Realized gain (loss).............      433,578         431,237         160,116          (1,729)           241         (6,138)
     Unrealized gain (loss)...........      276,272       1,699,778       2,231,504               0              0              0
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net gain (loss) on
          investments.................    1,292,536       3,606,828       2,879,206          (1,729)           241         (6,138)
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net increase in contract
            owners' equity from
            operations................    1,444,526       3,869,998       3,013,884          77,375         47,949         25,969
                                        -----------     -----------     -----------     -----------     ----------     ----------
Equity transactions:
  Sales:
     Contract purchase payments.......    5,167,419       4,850,686       4,490,453       9,924,762      6,067,434      4,328,290
     Transfers from fixed & other
       subaccounts....................    1,599,312       2,585,503       1,268,910       2,863,761      1,593,336        544,044
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                          6,766,731       7,436,189       5,759,363      12,788,523      7,660,770      4,872,334
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Redemptions:
     Withdrawals & surrenders (note
       5).............................      975,495         930,275         328,631          48,825          8,519          5,529
     Transfers to fixed & other
       subaccounts....................    2,231,174       2,061,907       1,294,677       9,721,391      7,321,910      4,313,747
     Cost of insurance &
       administrative fee (note 5)....    2,044,300       1,775,339       1,519,968         257,277        225,524        173,031
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                          5,250,969       4,767,521       3,143,276      10,027,493      7,555,953      4,492,307
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net equity transactions........    1,515,762       2,668,668       2,616,087       2,761,030        104,817        380,027
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net change in contract
            owners' equity............    2,960,288       6,538,666       5,629,971       2,838,405        152,766        405,996
Contract owners' equity:
  Beginning of period.................   28,205,784      21,667,118      16,037,147       1,229,977      1,077,211        671,215
                                        -----------     -----------     -----------     -----------     ----------     ----------
  End of period.......................  $31,166,072     $28,205,784     $21,667,118     $ 4,068,382     $1,229,977     $1,077,211
                                        ===========     ===========     ===========     ===========     ==========     ==========

   The accompanying notes are an integral part of these financial statements.

Form 5560.5

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                           FOR THE THREE YEARS ENDED DECEMBER 31

                                                              BOND                                        OMNI
                                                           SUBACCOUNT                                  SUBACCOUNT
                                              ------------------------------------     ------------------------------------------
                                                 1998          1997         1996          1998            1997            1996
                                              ----------     --------     --------     -----------     -----------     ----------
Investment activity:
  Reinvested dividends......................  $   83,140     $ 68,280     $ 38,549     $   301,587     $   285,077     $  168,919
  Risk & administrative expense (note 4)....      (9,252)      (6,130)      (4,242)        (83,337)        (65,184)       (45,484)
                                              ----------     --------     --------     -----------     -----------     ----------
       Net investment activity..............      73,888       62,150       34,307         218,250         219,893        123,435
                                              ----------     --------     --------     -----------     -----------     ----------
  Realized & Unrealized gain (loss) on
     investments:
     Reinvested capital gains...............           0            0            0           1,760         480,048         92,139
     Realized gain (loss)...................       2,811        1,394          743         332,951          73,429         48,077
     Unrealized gain (loss).................     (21,734)       4,309      (13,745)       (101,784)        562,929        578,417
                                              ----------     --------     --------     -----------     -----------     ----------
       Net gain (loss) on investments.......     (18,923)       5,703      (13,002)        232,927       1,116,406        718,633
                                              ----------     --------     --------     -----------     -----------     ----------
          Net increase in contract owners'
            equity from operations..........      54,965       67,853       21,305         451,177       1,336,299        842,068
                                              ----------     --------     --------     -----------     -----------     ----------
Equity transactions:
  Sales:
     Contract purchase payments.............     345,106      244,107      328,071       2,470,020       1,966,189      1,544,190
     Transfers from fixed & other
       subaccounts..........................     567,357      131,403       87,756       2,614,095         907,850        583,740
                                              ----------     --------     --------     -----------     -----------     ----------
                                                 912,463      375,510      415,827       5,084,115       2,874,039      2,127,930
                                              ----------     --------     --------     -----------     -----------     ----------
  Redemptions:
     Withdrawals & surrenders (note 5)......      13,218       21,828        8,438         705,842         187,562        167,671
     Transfers to fixed & other
       subaccounts..........................     129,183      131,854      162,147       2,318,267         312,223        299,190
     Cost of insurance & administrative fee
       (note 5).............................     100,579       70,289       62,462         802,634         648,661        501,412
                                              ----------     --------     --------     -----------     -----------     ----------
                                                 242,980      223,971      233,047       3,826,743       1,148,446        968,273
                                              ----------     --------     --------     -----------     -----------     ----------
       Net equity transactions..............     669,483      151,539      182,780       1,257,372       1,725,593      1,159,657
                                              ----------     --------     --------     -----------     -----------     ----------
          Net change in contract owners'
            equity..........................     724,448      219,392      204,085       1,708,549       3,061,892      2,001,725
Contract owners' equity:
  Beginning of period.......................     949,860      730,468      526,383      10,223,345       7,161,453      5,159,728
                                              ----------     --------     --------     -----------     -----------     ----------
  End of period.............................  $1,674,308     $949,860     $730,468     $11,931,894     $10,223,345     $7,161,453
                                              ==========     ========     ========     ===========     ===========     ==========

   The accompanying notes are an integral part of these financial statements.

Form 5560.5

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                           FOR THE THREE YEARS ENDED DECEMBER 31

                                                        INTERNATIONAL                              CAPITAL APPRECIATION
                                                         SUBACCOUNT                                     SUBACCOUNT
                                         -------------------------------------------     ----------------------------------------
                                            1998            1997            1996            1998           1997           1996
                                         -----------     -----------     -----------     ----------     ----------     ----------
Investment activity:
  Reinvested dividends.................  $   630,410     $   983,741     $   421,814     $  155,395     $  130,659     $   64,452
  Risk & administrative expense
     (note 4)..........................     (124,053)       (112,268)        (78,825)       (45,565)       (28,303)       (13,716)
                                         -----------     -----------     -----------     ----------     ----------     ----------
       Net investment activity.........      506,357         871,473         342,989        109,830        102,356         50,736
                                         -----------     -----------     -----------     ----------     ----------     ----------
  Realized & unrealized gain (loss) on
     Investments:
     Reinvested capital gains..........      695,117       1,415,674         151,723        539,044        244,214         42,011
     Realized gain (loss)..............      (45,820)        186,736          23,917         33,861         34,042         19,381
     Unrealized gain (loss)............     (670,437)     (2,391,042)        752,956       (390,779)       129,929        172,281
                                         -----------     -----------     -----------     ----------     ----------     ----------
       Net gain (loss) on
          investments..................      (21,140)       (788,632)        928,596        182,126        408,185        233,673
                                         -----------     -----------     -----------     ----------     ----------     ----------
          Net increase in contract
            owners' equity from
            operations.................      485,217          82,841       1,271,585        291,956        510,541        284,409
                                         -----------     -----------     -----------     ----------     ----------     ----------
Equity transactions:
  Sales:
     Contract purchase payments........    4,027,966       4,352,514       3,766,785      2,206,184      1,458,697      1,176,050
     Transfers from fixed & other
       subaccounts.....................      965,930       2,121,595       1,410,908        951,520      1,299,231        709,737
                                         -----------     -----------     -----------     ----------     ----------     ----------
                                           4,993,896       6,474,109       5,177,693      3,157,704      2,757,928      1,885,787
                                         -----------     -----------     -----------     ----------     ----------     ----------
  Redemptions:
     Withdrawals & surrenders
       (note 5)........................      618,889         469,189         160,367        170,616         54,331         55,870
     Transfers to fixed & other
       subaccounts.....................    2,112,568       2,136,043         622,081        518,403        775,912        301,791
     Cost of insurance & administrative
       fee (note 5)....................    1,348,113       1,269,503       1,009,169        548,283        377,999        244,293
                                         -----------     -----------     -----------     ----------     ----------     ----------
                                           4,079,570       3,874,735       1,791,617      1,237,302      1,208,242        601,954
                                         -----------     -----------     -----------     ----------     ----------     ----------
       Net equity transactions.........      914,326       2,599,374       3,386,076      1,920,402      1,549,686      1,283,833
                                         -----------     -----------     -----------     ----------     ----------     ----------
          Net change in contract
            owners' equity.............    1,399,543       2,682,215       4,657,661      2,212,358      2,060,227      1,568,242
Contract owners' equity:
  Beginning of period..................   15,465,753      12,783,538       8,125,877      4,867,483      2,807,236      1,238,994
                                         -----------     -----------     -----------     ----------     ----------     ----------
  End of period........................  $16,865,296     $15,465,753     $12,783,538     $7,079,821     $4,867,463     $2,807,236
                                         ===========     ===========     ===========     ==========     ==========     ==========

   The accompanying notes are an integral part of these financial statements.

Form 5560.5

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                           FOR THE THREE YEARS ENDED DECEMBER 31

                                               SMALL CAP                                GLOBAL CONTRARIAN
                                               SUBACCOUNT                                   SUBACCOUNT
                                ----------------------------------------     ----------------------------------------
                                   1998           1997           1996           1998           1997           1996
                                ----------     ----------     ----------     ----------     ----------     ----------
Investment activity:
  Reinvested dividends........  $        0     $        0     $        0     $   54,153     $   52,943     $   18,287
  Risk & administrative
     expense (note 4).........     (54,057)       (38,798)       (20,200)       (13,819)        (9,551)        (5,154)
                                ----------     ----------     ----------     ----------     ----------     ----------
       Net investment
          activity............     (54,057)       (38,798)       (20,200)        40,334         43,392         13,133
                                ----------     ----------     ----------     ----------     ----------     ----------
  Realized & unrealized gain
     (loss) on Investments:
     Reinvested capital
       gains..................         107        271,143         56,631        180,539         83,769          1,932
     Realized gain (loss).....      57,223         84,498          9,714          8,238         32,076          1,474
     Unrealized gain (loss)...     930,451        130,287        414,502       (187,295)       (35,010)        43,850
                                ----------     ----------     ----------     ----------     ----------     ----------
       Net gain (loss) on
          investments.........     987,781        485,928        480,847          1,482         80,835         47,256
                                ----------     ----------     ----------     ----------     ----------     ----------
          Net increase in
            contract owners'
            equity from
            operations........     933,724        447,130        460,647         41,816        124,227         60,389
                                ----------     ----------     ----------     ----------     ----------     ----------
Equity transactions:
  Sales:
     Contract purchase
       payments...............   2,614,149      2,181,009      1,584,784        666,312        537,053        459,332
     Transfers from fixed &
       other subaccounts......   1,096,254      1,438,960      1,168,570        218,614        450,868        403,280
                                ----------     ----------     ----------     ----------     ----------     ----------
                                 3,710,403      3,619,969      2,753,354        884,926        987,921        862,612
                                ----------     ----------     ----------     ----------     ----------     ----------
  Redemptions:
     Withdrawals & surrenders
       (note 5)...............     258,338        141,409         80,764         56,018        221,380          3,696
     Transfers to fixed &
       other subaccounts......     795,000      1,146,251        258,675        219,547        218,387         35,452
     Cost of insurance &
       administrative fee
       (note 5)...............     705,650        579,612        383,497        178,599        140,673         75,598
                                ----------     ----------     ----------     ----------     ----------     ----------
                                 1,758,988      1,867,272        722,936        454,164        580,440        114,746
                                ----------     ----------     ----------     ----------     ----------     ----------
       Net equity
          transactions........   1,951,415      1,752,697      2,030,418        430,762        407,481        747,866
                                ----------     ----------     ----------     ----------     ----------     ----------
          Net change in
            contract owners'
            equity............   2,885,139      2,199,827      2,491,065        472,578        531,708        808,255
Contract owners' equity:
  Beginning of period.........   6,364,899      4,165,072      1,674,007      1,571,975      1,040,267        232,012
                                ----------     ----------     ----------     ----------     ----------     ----------
  End of period...............  $9,250,038     $6,364,899     $4,165,072     $2,044,553     $1,571,975     $1,040,267
                                ==========     ==========     ==========     ==========     ==========     ==========

   The accompanying notes are an integral part of these financial statements.

Form 5560.5

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                           FOR THE THREE YEARS ENDED DECEMBER 31

                                             AGGRESSIVE GROWTH                     CORE GROWTH               GROWTH & INCOME
                                                 SUBACCOUNT                         SUBACCOUNT                  SUBACCOUNT
                                   --------------------------------------    ------------------------    ------------------------
                                      1998          1997          1996          1998        1997(A)         1998        1997(a)
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Investment activity:
  Reinvested dividends...........  $        0    $   24,808    $        0    $        0    $      161    $   40,476    $    7,733
  Risk & administrative expense
     (note 4)....................     (23,847)      (16,668)       (6,733)       (7,627)       (3,844)      (27,216)       (4,646)
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
       Net investment activity...     (23,847)        8,140        (6,733)       (7,627)       (3,683)       13,260         3,087
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
  Realized & unrealized gain
     (loss) on Investments:
     Reinvested capital gains....     258,472         9,068       158,688             0             0             0        90,978
     Realized gain (loss)........      22,270        (3,358)         (294)        1,725         3,379        10,734         7,768
     Unrealized gain (loss)......      (6,276)      231,511      (114,233)      101,913        (3,039)      252,938        94,008
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
       Net gain (loss) on
          investments............     274,466       237,221        44,161       103,638           340       263,672       192,754
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
          Net increase in
            contract owners'
            equity from
            operations...........     250,619       245,361        37,428        96,011        (3,343)      276,932       195,841
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Equity transactions:
  Sales:
     Contract purchase
       payments..................   1,348,654       969,362       915,114       459,093       377,379     2,034,257       536,293
     Transfers from fixed & other
       subaccounts...............     423,659       544,712       640,496       378,819       631,937     2,464,502     1,270,995
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
                                    1,772,313     1,514,074     1,555,610       837,912     1,009,316     4,498,759     1,807,288
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
  Redemptions:
     Withdrawals & surrenders
       (note 5)..................      86,262        84,536         6,572        16,609         1,885        37,971           436
     Transfers to fixed & other
       subaccounts...............     460,387       418,423       120,708       327,440       116,828       582,153        95,943
     Cost of insurance &
       administrative fee (note
       5)........................     347,236       278,191       180,962       117,857        62,827       376,090        64,105
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
                                      893,885       781,150       308,242       461,906       181,540       996,214       160,484
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
       Net equity transactions...     878,428       732,924     1,247,368       376,006       827,776     3,502,545     1,646,804
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
          Net change in contract
            owners' equity.......   1,129,047       978,285     1,284,796       472,017       824,433     3,779,477     1,842,645
Contract owners' equity:
  Beginning of period............   2,705,162     1,726,877       442,081       824,433             0     1,842,645             0
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
  End of period..................  $3,834,209    $2,705,162    $1,726,877    $1,296,450    $  824,433    $5,622,122    $1,842,645
                                   ==========    ==========    ==========    ==========    ==========    ==========    ==========

---------------

(a) Period from January 3, 1997, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

Form 5560.5

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                  FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                                              MONTGOMERY ASSET
                                                            S&P INDEX               SOCIAL AWARENESS           EMERGING MARKET
                                                           SUBACCOUNT                  SUBACCOUNT                SUBACCOUNT
                                                    -------------------------     ---------------------     ---------------------
                                                       1998         1997(a)         1998       1997(a)        1998       1997(b)
                                                    ----------     ----------     --------     --------     --------     --------
Investment activity:
  Reinvested dividends............................  $  108,830     $   33,016     $  2,652     $    983     $    438     $    131
  Risk & administrative expense (note 4)..........     (26,947)        (2,986)      (3,609)        (394)      (1,165)        (188)
                                                    ----------     ----------     --------     --------     --------     --------
     Net investment activity......................      81,883         30,030         (957)         589         (727)         (57)
                                                    ----------     ----------     --------     --------     --------     --------
  Realized & unrealized gain (loss) on
     Investments:
     Reinvested capital gains.....................     328,825         94,770            0       29,015            0            0
     Realized gain (loss).........................      20,356          5,779      (31,042)         926       (3,512)        (554)
     Unrealized gain (loss).......................     619,923        (52,996)    (102,278)     (31,805)     (58,655)      (9,987)
                                                    ----------     ----------     --------     --------     --------     --------
       Net gain (loss) on investments.............     969,104         47,553     (133,320)      (1,864)     (62,167)     (10,541)
                                                    ----------     ----------     --------     --------     --------     --------
          Net increase in contract owners' equity
            from operations.......................   1,050,987         77,583     (134,277)      (1,275)     (62,894)     (10,598)
                                                    ----------     ----------     --------     --------     --------     --------
Equity transactions:
  Sales:
     Contract purchase payments...................   2,194,159        560,773      292,044       35,077      190,059       44,409
     Transfers from fixed & other subaccounts.....   4,432,311        775,750      229,481      319,587       69,940       58,741
                                                    ----------     ----------     --------     --------     --------     --------
                                                     6,626,470      1,336,523      521,525      354,664      259,999      103,150
                                                    ----------     ----------     --------     --------     --------     --------
  Redemptions:
     Withdrawals & surrenders (note 5)............     110,446            727        7,059           50        1,469            0
     Transfers to fixed & other subaccounts.......     714,255         83,751      148,460       13,740       18,913        6,244
     Cost of insurance & administrative fee (note
      5)..........................................     407,189         62,142       37,586        4,380       26,219        6,032
                                                    ----------     ----------     --------     --------     --------     --------
                                                     1,231,890        146,620      193,105       18,170       46,601       12,276
                                                    ----------     ----------     --------     --------     --------     --------
       Net equity transactions....................   5,394,580      1,189,903      328,420      336,494      213,398       90,874
                                                    ----------     ----------     --------     --------     --------     --------
          Net change in contract owners' equity...   6,445,567      1,267,486      194,143      335,219      150,504       80,276
Contract owners' equity:
  Beginning of period.............................   1,267,486              0      335,219            0       80,276            0
                                                    ----------     ----------     --------     --------     --------     --------
  End of period...................................  $7,713,053     $1,267,486     $529,362     $335,219     $230,780     $ 80,276
                                                    ==========     ==========     ========     ========     ========     ========

---------------

(a) Period from January 3, 1997, date of commencement of operations.

(b) Period from April 1, 1997, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

Form 5560.5

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Variable Account R (the Account) is a separate account of The Ohio National Life Assurance Corporation (ONLAC). All obligations arising under variable life insurance contracts are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company. The account has been registered as a unit investment trust under the Investment Company Act of 1940.

   Assets of the Account are invested in portfolio shares of Ohio National Fund, Inc. and Montgomery Variable Series Funds III (collectively the Funds). The Funds are diversified open-end management investment companies. The Funds' investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

   Investments are valued at the net asset value of fund shares held at December 31, 1998. Share transactions are recorded on the trade date. Income and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

   ONLAC performs investment advisory services on behalf of the Ohio National Fund, Inc. in which the Account invests. For these services, the Company receives fees from the mutual funds. These fees are paid to an affiliate of the Company.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENTS

   At December 31, 1998 the aggregate cost and number of shares of the underlying funds owned by the respective subaccounts were:

                                                MONEY                                                    CAPITAL
                                 EQUITY        MARKET         BOND          OMNI       INTERNATIONAL   APPRECIATION    SMALL CAP
                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                               -----------   -----------   -----------   -----------   -------------   ------------   -----------
Aggregate Cost...............  $23,407,094   $4,068,382    $1,680,174    $10,022,785    $18,457,611    $ 7,075,311    $7,563,705
Number of Shares.............     858,238       406,838       158,612       556,629       1,312,066        548,143       446,905

                                    GLOBAL      AGGRESSIVE       CORE        GROWTH &       S&P 500       SOCIAL       EMERGING
                                  CONTRARIAN      GROWTH        GROWTH        INCOME         INDEX       AWARENESS      MARKET
                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
Aggregate Cost..................  $2,217,885    $3,707,739    $1,197,576    $5,275,176    $7,146,126    $  663,445    $  299,422
Number of Shares................     190,156       343,906       123,026       412,451       541,875        60,162        35,020

(3) CONTRACTS IN ACCUMULATION PERIOD

   At December 31, 1998 the accumulation units and value per unit of the respective subaccounts and products were:

                                                              ACCUMULATION UNITS    VALUE PER UNIT       VALUE
                                                              ------------------    --------------    -----------
EQUITY SUBACCOUNT...........................................    1,017,188.7817         30.639418      $31,166,072
MONEY MARKET SUBACCOUNT.....................................      234,262.0684         17.366799      $ 4,068,382
BOND SUBACCOUNT.............................................       80,280.1813         20.855811      $ 1,674,308
OMNI SUBACCOUNT.............................................      425,296.1830         28.055492      $11,931,894
INTERNATIONAL SUBACCOUNT....................................      957,062.8519         17.621931      $16,865,296
CAPITAL APPRECIATION SUBACCOUNT.............................      423,380.1421         16.722138      $ 7,079,821
SMALL CAP SUBACCOUNT........................................      493,226.7115         18.754130      $ 9,250,038
GLOBAL CONTRARIAN SUBACCOUNT................................      149,010.5935         13.720858      $ 2,044,553
AGGRESSIVE GROWTH SUBACCOUNT................................      254,031.8088         15.093421      $ 3,834,209
CORE GROWTH SUBACCOUNT......................................      124,780.6014         10.389835      $ 1,296,450

Form 5560.5

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                              ACCUMULATION UNITS    VALUE PER UNIT       VALUE
                                                              ------------------    --------------    -----------
GROWTH & INCOME SUBACCOUNT..................................      390,193.2941         14.408556      $ 5,622,122
S&P 500 INDEX SUBACCOUNT....................................      457,113.9196         16.873371      $ 7,713,053
SOCIAL AWARENESS SUBACCOUNT.................................       55,122.1801          9.603437      $   529,362
EMERGING MARKET SUBACCOUNT..................................       37,782.4744          6.108135      $   230,780

(4) RISK AND ADMINISTRATIVE EXPENSE

   Although variable life payments differ according to the investment performance of the Accounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the contracts. ONLAC charges the Accounts' assets for assuming those risks. Such charge will be assessed at a daily rate of 0.0020471% which corresponds to an annual rate of .75% of the contract value.

(5) CONTRACT CHARGES

   Each premium payment is subject to a premium expense charge. The premium expense charge has two components: (a) Sales Load. Each contract is subject to a level sales load of all premiums paid of 4%. (b) State Premium Tax. Premium payments will be subject to the state premium tax and any other state or local taxes that currently range from 2% to 4%.

   Total premium expense charges in the Account amounted to approximately $900,000 during 1998.

   A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

   The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred insurance underwriting charge varies with age at issue or increase.

   A service charge is imposed on each transfer of cash values among the subaccounts. Currently, ONLAC is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee is charged.

   ONLAC charges a monthly deduction from the contract value for the cost of insurance, a $5.00 or $7.00 record keeping and processing charge, a risk charge of $.01 per $1,000 of the stated amount for the risk associated with the death benefit guarantee, and the cost of additional insurance benefits provided by rider.

(6) FEDERAL INCOME TAXES

   Operations of the Account form a part of, and are taxed with, operations of ONLAC which is taxed as a life insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares.

Form 5560.5

                                                                      APPENDIX A

                    ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.


The following tables help to show how contract values change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Funds was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.



The amounts shown for the death benefit and cash surrender value as of each contract year show that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax returns on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Funds. These are currently equivalent to an average annual rate of 0.71% of the value of the average daily net assets of the Funds to which contract values may be allocated. The daily charge to VAR for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Certain other fees and miscellaneous expenses borne by the Funds are currently equivalent to an annual rate of 0.23% of average daily net assets. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all Funds of approximately -1.72%, 4.28%, and 10.28%.



Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current contract charges ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum contract charges allowable.



The tables assume a premium tax deduction of 2.5% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that you have made no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount. Additionally, the tables assume that there are no optional insurance benefits and the current tables assume that our current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made now against VAR. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.



Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, we will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.


                                  VARI-VEST V


AGE   DEATH BENEFIT PLAN    PLANNED PREMIUM    STATED AMOUNT      RISK CLASS      PAGE
---   ------------------    ---------------    -------------      ----------      ----
25          Plan A         1,002    (Minimum)    $ 150,000        Nonsmoker        68
25          Plan A         1,230                   150,000        Nonsmoker        69
25          Plan B         1,002    (Minimum)      150,000        Nonsmoker        70
25          Plan B         3,020                   150,000        Nonsmoker        71
40          Plan A         2,484    (Minimum)      250,000     Select Nonsmoker    72
40          Plan A         3,750                   250,000     Select Nonsmoker    73
40          Plan B         2,484    (Minimum)      250,000     Select Nonsmoker    74
40          Plan B         9,000                   250,000     Select Nonsmoker    75


HYPOTHETICAL HISTORICAL ILLUSTRATIONS


We may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Funds from the inception of each Fund or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. We will also provide individualized illustrations upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.


Form 5560.5

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,002.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

        12.00%(10.28 NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,002        1,052              0         150,000              0         150,000              0         150,000
2              1,002        2,157            164         150,000             18         150,000              0         150,000
3              1,002        3,317            600         150,000            301         150,000             26         150,000
4              1,002        4,535          1,463         150,000            948         150,000            493         150,000
5              1,002        5,814          2,695         150,000          1,893         150,000          1,212         150,000
6              1,002        7,156          4,045         150,000          2,875         150,000          1,921         150,000
7              1,002        8,566          5,525         150,000          3,894         150,000          2,616         150,000
8              1,002       10,047          7,145         150,000          4,950         150,000          3,298         150,000
9              1,002       11,601          8,918         150,000          6,043         150,000          3,965         150,000
10             1,002       13,233         10,769         150,000          7,081         150,000          4,524         150,000
15             1,002       22,703         24,077         150,000         13,721         150,000          7,909         150,000
20             1,002       34,789         44,948         150,000         21,300         150,000         10,664         150,000
Age 60         1,002       95,026        215,851         289,240         48,051         150,000         10,908         150,000
Age 65         1,002      127,093        353,643         431,444         59,011         150,000          7,499         150,000
Age 70         1,002      168,021        575,040         667,046         70,583         150,000            222         150,000


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

        12.00%(10.28 NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,002        1,052               0         150,000             0        150,000               0         150,000
2              1,002        2,157             104         150,000             0        150,000               0         150,000
3              1,002        3,317             512         150,000           221        150,000               0         150,000
4              1,002        4,535           1,347         150,000           847        150,000             405         150,000
5              1,002        5,814           2,549         150,000         1,770        150,000           1,108         150,000
6              1,002        7,156           3,866         150,000         2,729        150,000           1,800         150,000
7              1,002        8,566           5,308         150,000         3,722        150,000           2,480         150,000
8              1,002       10,047           6,885         150,000         4,751        150,000           3,145         150,000
9              1,002       11,601           8,611         150,000         5,814        150,000           3,794         150,000
10             1,002       13,233          10,409         150,000         6,822        150,000           4,336         150,000
15             1,002       22,703          23,345         150,000        13,273        150,000           7,622         150,000
20             1,002       34,789          43,534         150,000        20,533        150,000          10,206         150,000
Age 60         1,002       95,026         206,714         276,997        42,917        150,000           7,329         150,000
Age 65         1,002      127,093         336,587         410,637        49,127        150,000              51         150,000
Age 70         1,002      168,021         542,644         629,467        51,492        150,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.5

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,230.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

        12.00%(10.28 NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                  PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
                --------------------   ----------------------------   ----------------------------   ----------------------------
                TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
END OF POLICY   ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR        OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-------------   ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1               1,230        1,292              0         150,000              0         150,000              0         150,000
2               1,230        2,648            446         150,000            258         150,000             78         150,000
3               1,230        4,071          1,234         150,000            848         150,000            492         150,000
4               1,230        5,567          2,594         150,000          1,927         150,000          1,337         150,000
5               1,230        7,136          4,187         150,000          3,145         150,000          2,258         150,000
6               1,230        8,785          5,935         150,000          4,411         150,000          3,166         150,000
7               1,230       10,515          7,854         150,000          5,727         150,000          4,058         150,000
8               1,230       12,333          9,959         150,000          7,093         150,000          4,933         150,000
9               1,230       14,241         12,269         150,000          8,510         150,000          5,790         150,000
10              1,230       16,244         14,712         150,000          9,887         150,000          6,536         150,000
15              1,230       27,869         32,078         150,000         18,481         150,000         10,831         150,000
20              1,230       42,705         59,672         150,000         28,512         150,000         14,439         150,000
Age 60          1,230      116,649        286,006         383,247         67,572         150,000         17,079         150,000
Age 65          1,230      156,013        468,119         571,105         85,627         150,000         14,538         150,000
Age 70          1,230      206,253        760,727         882,444        107,402         150,000          8,310         150,000


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

        12.00%(10.28 NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,230        1,292               0         150,000             0        150,000               0         150,000
2              1,230        2,648             386         150,000           202        150,000              26         150,000
3              1,230        4,071           1,147         150,000           769        150,000             420         150,000
4              1,230        5,567           2,480         150,000         1,827        150,000           1,249         150,000
5              1,230        7,136           4,042         150,000         3,022        150,000           2,154         150,000
6              1,230        8,785           5,757         150,000         4,265        150,000           3,046         150,000
7              1,230       10,515           7,638         150,000         5,556        150,000           3,922         150,000
8              1,230       12,333           9,702         150,000         6,896        150,000           4,781         150,000
9              1,230       14,241          11,965         150,000         8,283        150,000           5,620         150,000
10             1,230       16,244          14,356         150,000         9,630        150,000           6,350         150,000
15             1,230       27,869          31,358         150,000        18,039        150,000          10,548         150,000
20             1,230       42,705          58,297         150,000        27,763        150,000          13,989         150,000
Age 60         1,230      116,649         276,562         370,594        62,923        150,000          13,635         150,000
Age 65         1,230      156,013         449,781         548,733        77,133        150,000           7,412         150,000
Age 70         1,230      206,253         724,606         840,543        92,213        150,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.5

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $1,002.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

        12.00%(10.28 NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,002        1,052              0         150,767              0         150,718              0         150,669
2              1,002        2,157            160         151,612             14         151,466              0         151,327
3              1,002        3,317            592         152,545            294         152,247             20         151,973
4              1,002        4,535          1,449         153,573            937         153,061            484         152,608
5              1,002        5,814          2,673         154,707          1,876         153,910          1,198         153,232
6              1,002        7,156          4,014         155,958          2,851         154,795          1,902         153,846
7              1,002        8,566          5,480         157,334          3,861         155,715          2,592         154,446
8              1,002       10,047          7,083         158,847          4,906         156,670          3,267         155,031
9              1,002       11,601          8,835         160,509          5,986         157,660          3,926         155,600
10             1,002       13,233         10,659         162,333          7,008         158,682          4,477         156,151
15             1,002       22,703         23,694         174,531         13,516         164,353          7,799         158,636
20             1,002       34,789         43,804         193,804         20,805         170,805         10,445         160,445
Age 60         1,002       95,026        200,406         350,406         43,746         193,746          9,941         159,941
Age 65         1,002      127,093        323,400         473,400         50,703         200,703          6,140         156,140
Age 70         1,002      168,021        518,848         668,848         54,693         204,693


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

        12.00%(10.28 NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,002        1,052               0         150,735             0        150,687               0         150,639
2              1,002        2,157             100         151,552             0        151,410               0         151,274
3              1,002        3,317             504         152,457           214        152,167               0         151,900
4              1,002        4,535           1,333         153,457           835        152,959             395         152,519
5              1,002        5,814           2,526         154,560         1,751        153,785           1,093         153,127
6              1,002        7,156           3,833         155,777         2,703        154,647           1,781         153,725
7              1,002        8,566           5,260         157,114         3,687        155,541           2,453         154,307
8              1,002       10,047           6,820         158,584         4,704        156,468           3,112         154,876
9              1,002       11,601           8,522         160,196         5,754        157,428           3,753         155,427
10             1,002       13,233          10,292         161,966         6,745        158,419           4,286         155,960
15             1,002       22,703          22,937         173,774        13,054        163,891           7,504         158,341
20             1,002       34,789          42,303         192,303        20,001        170,001           9,971         159,971
Age 60         1,002       95,026         187,553         337,553        37,715        187,715           6,239         156,239
Age 65         1,002      127,093         297,218         447,218        38,675        188,675
Age 70         1,002      168,021         466,270         616,270        31,215        181,215


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.5

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $3,020.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                PLANNED PREMIUMS                CURRENT                        CURRENT                        CURRENT
              ---------------------   ----------------------------   ----------------------------   ----------------------------
              TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF     ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR   OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------   ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             3,020         3,171             949         152,909           783         152,743            618         152,578
2             3,020         6,501           3,993         156,117         3,480         155,604          2,988         155,112
3             3,020         9,997           7,530         159,654         6,463         158,587          5,478         157,602
4             3,020        13,667          11,431         163,555         9,574         161,698          7,925         160,049
5             3,020        17,522          15,824         167,858        12,908         164,942         10,420         162,454
6             3,020        21,569          20,658         172,602        16,381         168,325         12,874         164,818
7             3,020        25,818          25,978         177,832        19,996         171,850         15,284         167,138
8             3,020        30,280          31,830         183,594        23,757         175,521         17,650         169,414
9             3,020        34,965          38,268         189,942        27,669         179,343         19,971         171,645
10            3,020        39,884          45,259         196,933        31,645         183,319         22,155         173,829
15            3,020        68,426          93,454         244,291        55,073         205,910         33,350         184,187
20            3,020       104,852         170,544         378,607        83,227         233,227         43,216         193,216
Age 60        3,020       286,406         806,330       1,080,482       202,775         352,775         60,972         210,972
Age 65        3,020       383,056       1,317,810       1,607,728       258,014         408,014         62,281         212,281
Age 70        3,020       506,409       2,139,621       2,481,961       321,576         471,576         59,467         209,467


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                PLANNED PREMIUMS                CURRENT                        CURRENT                        CURRENT
              ---------------------   ----------------------------   ----------------------------   ----------------------------
              TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF     ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR   OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------   ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             3,020         3,171             917         152,877           753         152,713            588         152,548
2             3,020         6,501           3,933         156,057         3,424         155,548          2,935         155,059
3             3,020         9,997           7,442         159,566         6,383         158,507          5,405         157,529
4             3,020        13,667          11,315         163,439         9,472         161,596          7,836         159,960
5             3,020        17,522          15,677         167,711        12,784         164,818         10,315         162,349
6             3,020        21,569          20,477         172,421        16,233         168,177         12,753         164,697
7             3,020        25,818          25,757         177,611        19,821         171,675         15,146         167,000
8             3,020        30,280          31,566         183,330        23,555         175,319         17,495         169,259
9             3,020        34,965          37,955         189,629        27,437         179,111         19,798         171,472
10            3,020        39,884          44,892         196,566        31,382         183,056         21,964         173,638
15            3,020        68,426          92,697         243,534        54,611         205,448         33,056         183,893
20            3,020       104,852         169,019         375,222        82,424         232,424         42,742         192,742
Age 60        3,020       286,406         789,572       1,058,026       196,757         346,757         57,275         207,275
Age 65        3,020       383,056       1,281,896       1,563,913       246,021         396,021         54,872         204,872
Age 70        3,020       506,409       2,062,995       2,393,075       298,185         448,185         45,164         195,164


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.5

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER        DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $2,484.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

          12.00%(10.28 NET)     6.00%(4.28% NET)     0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,484        2,608            194         250,000             64         250,000              0         250,000
2              2,484        5,347          1,340         250,000            944         250,000            564         250,000
3              2,484        8,222          2,710         250,000          1,893         250,000          1,140         250,000
4              2,484       11,242          4,326         250,000          2,913         250,000          1,661         250,000
5              2,484       14,412          6,883         250,000          4,676         250,000          2,798         250,000
6              2,484       17,741         10,444         250,000          7,220         250,000          4,587         250,000
7              2,484       21,236         14,324         250,000          9,834         250,000          6,313         250,000
8              2,484       24,906         18,547         250,000         12,509         250,000          7,966         250,000
9              2,484       28,759         23,189         250,000         15,289         250,000          9,587         250,000
10             2,484       32,806         28,105         250,000         17,987         250,000         10,986         250,000
15             2,484       56,281         64,082         250,000         35,820         250,000         20,066         250,000
20             2,484       86,243        119,682         250,000         55,043         250,000         26,404         250,000
Age 60         2,484       86,243        119,682         250,000         55,043         250,000         26,404         250,000
Age 65         2,484      124,482        206,358         251,757         72,760         250,000         26,534         250,000
Age 70         2,484      173,286        348,418         404,165         90,726         250,000         21,026         250,000


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

          12.00%(10.28 NET)     6.00%(4.28% NET)     0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,484        2,608               0         250,000             0        250,000               0         250,000
2              2,484        5,347             827         250,000           460        250,000             108         250,000
3              2,484        8,222           1,872         250,000         1,124        250,000             435         250,000
4              2,484       11,242           3,105         250,000         1,822        250,000             688         250,000
5              2,484       14,412           5,211         250,000         3,220        250,000           1,533         250,000
6              2,484       17,741           8,268         250,000         5,378        250,000           3,027         250,000
7              2,484       21,236          11,569         250,000         7,564        250,000           4,438         250,000
8              2,484       24,906          15,136         250,000         9,775        250,000           5,764         250,000
9              2,484       28,759          18,996         250,000        12,009        250,000           7,002         250,000
10             2,484       32,806          23,022         250,000        14,109        250,000           7,994         250,000
15             2,484       56,281          52,029         250,000        27,562        250,000          14,191         250,000
20             2,484       86,243          94,722         250,000        39,540        250,000          16,106         250,000
Age 60         2,484       86,243          94,722         250,000        39,540        250,000          16,106         250,000
Age 65         2,484      124,482         157,982         250,000        44,297        250,000           8,183         250,000
Age 70         2,484      173,286         264,635         306,977        38,269        250,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.5

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER        DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $3,750.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

        12.00%(10.28 NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,750        3,938            907         250,000            703         250,000            501         250,000
2              3,750        8,072          2,906         250,000          2,279         250,000          1,678         250,000
3              3,750       12,413          5,285         250,000          3,984         250,000          2,783         250,000
4              3,750       16,971          9,885         250,000          7,624         250,000          5,618         250,000
5              3,750       21,757         15,176         250,000         11,633         250,000          8,612         250,000
6              3,750       26,783         20,954         250,000         15,762         250,000         11,512         250,000
7              3,750       32,059         27,287         250,000         20,034         250,000         14,334         250,000
8              3,750       37,600         34,223         250,000         24,445         250,000         17,068         250,000
9              3,750       43,417         41,866         250,000         29,039         250,000         19,755         250,000
10             3,750       49,525         50,104         250,000         33,638         250,000         22,206         250,000
15             3,750       84,966        108,985         250,000         62,512         250,000         36,438         250,000
20             3,750      130,197        203,352         272,491         95,981         250,000         47,780         250,000
Age 60         3,750      130,197        203,352         272,491         95,981         250,000         47,780         250,000
Age 65         3,750      187,925        352,297         429,802        132,573         250,000         52,976         250,000
Age 70         3,750      261,603        591,991         686,709        176,918         250,000         53,065         250,000


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

        12.00%(10.28 NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,750        3,938             673         250,000           477        250,000             281         250,000
2              3,750        8,072           2,398         250,000         1,799        250,000           1,225         250,000
3              3,750       12,413           4,457         250,000         3,223        250,000           2,085         250,000
4              3,750       16,971           8,682         250,000         6,548        250,000           4,658         250,000
5              3,750       21,757          13,534         250,000        10,201        250,000           7,366         250,000
6              3,750       26,783          18,826         250,000        13,957        250,000           9,981         250,000
7              3,750       32,059          24,603         250,000        17,817        250,000          12,499         250,000
8              3,750       37,600          30,915         250,000        21,784        250,000          14,919         250,000
9              3,750       43,417          37,819         250,000        25,861        250,000          17,240         250,000
10             3,750       49,525          45,224         250,000        29,896        250,000          19,305         250,000
15             3,750       84,966          97,859         250,000        54,763        250,000          30,845         250,000
20             3,750      130,197         181,772         250,000        81,961        250,000          38,166         250,000
Age 60         3,750      130,197         181,772         250,000        81,961        250,000          38,166         250,000
Age 65         3,750      187,925         314,565         383,769       108,243        250,000          36,214         250,000
Age 70         3,750      261,603         525,403         609,467       135,748        250,000          22,957         250,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.5

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER        DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $2,484.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

        12.00%(10.28 NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,484        2,608            191         252,183             61         252,053              0         251,923
2              2,484        5,347          1,329         254,563            934         254,168            555         253,789
3              2,484        8,222          2,687         257,163          1,872         256,348          1,122         255,598
4              2,484       11,242          4,282         260,000          2,876         258,594          1,630         257,348
5              2,484       14,412          6,811         263,108          4,618         260,915          2,751         259,049
6              2,484       17,741         10,330         266,478          7,132         263,280          4,519         260,666
7              2,484       21,236         14,155         270,152          9,707         265,705          6,218         262,216
8              2,484       24,906         18,302         274,149         12,333         268,180          7,840         263,687
9              2,484       28,759         22,849         278,546         15,054         270,751          9,426         265,123
10             2,484       32,806         27,640         283,338         17,679         273,376         10,783         266,481
15             2,484       56,281         62,316         315,166         34,871         287,721         19,554         272,404
20             2,484       86,243        113,694         363,694         52,457         302,457         25,264         275,264
Age 60         2,484       86,243        113,694         363,694         52,457         302,457         25,264         275,264
Age 65         2,484      124,482        188,224         438,224         66,593         316,593         24,376         274,376
Age 70         2,484      173,286        301,720         551,720         76,966         326,966         17,413         267,413


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

        12.00%(10.28 NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,484        2,608               0         251,946             0        251,823               0         251,701
2              2,484        5,347             811         254,045           445        253,679              95         253,329
3              2,484        8,222           1,836         256,312         1,092        255,568             408         254,884
4              2,484       11,242           3,039         258,757         1,766        257,484             642         256,360
5              2,484       14,412           5,101         261,398         3,132        259,429           1,462         257,759
6              2,484       17,741           8,098         264,245         5,246        261,394           2,925         259,072
7              2,484       21,236          11,316         267,314         7,376        263,373           4,299         260,297
8              2,484       24,906          14,774         270,622         9,516        265,364           5,580         261,428
9              2,484       28,759          18,491         274,188        11,663        267,360           6,766         262,463
10             2,484       32,806          22,332         278,029        13,655        269,353           7,697         263,395
15             2,484       56,281          49,327         302,177        26,133        278,983          13,434         266,284
20             2,484       86,243          85,809         335,809        35,846        285,846          14,576         264,576
Age 60         2,484       86,243          85,809         335,809        35,846        285,846          14,576         264,576
Age 65         2,484      124,482         131,104         381,104        35,961        285,961           5,739         255,739
Age 70         2,484      173,286         188,454         438,454        21,690        271,690


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.5

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER        DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $9,000.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

        12.00%(10.28 NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              9,000        9,450           3,849         259,099         3,343         258,593          2,837         258,087
2              9,000       19,373          12,660         269,107        11,081         267,528          9,563         266,011
3              9,000       29,791          23,670         280,118        20,373         276,821         17,326         273,773
4              9,000       40,731          35,784         292,232        30,035         286,483         24,927         281,375
5              9,000       52,217          49,273         305,570        40,240         296,538         32,529         288,826
6              9,000       64,278          64,074         320,222        50,820         306,967         39,948         296,095
7              9,000       76,942          80,340         336,338        61,805         317,803         47,202         303,200
8              9,000       90,239          98,208         354,055        73,201         329,048         54,283         310,130
9              9,000      104,201         117,886         373,584        85,068         340,765         61,234         316,932
10             9,000      118,861         139,365         395,063        97,230         352,928         67,865         323,562
15             9,000      203,917         287,575         540,425       169,059         421,909        102,060         354,910
20             9,000      312,473         524,164         774,164       254,027         504,027        131,085         381,085
Age 60         9,000      312,473         524,164         774,164       254,027         504,027        131,085         381,085
Age 65         9,000      451,021         900,854       1,150,854       351,276         601,276        151,583         401,583
Age 70         9,000      627,847       1,507,371       1,757,371       464,182         714,182        164,244         414,244


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

        12.00%(10.28 NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              9,000        9,450           3,612         258,862         3,114        258,364           2,615         257,865
2              9,000       19,373          12,141         268,589        10,592        267,039           9,103         265,550
3              9,000       29,791          22,820         279,267        19,593        276,040          16,611         273,059
4              9,000       40,731          34,542         290,989        28,926        285,373          23,939         280,387
5              9,000       52,217          47,563         303,860        38,755        295,052          31,239         287,537
6              9,000       64,278          61,842         317,990        48,934        305,082          38,354         294,502
7              9,000       76,942          77,503         333,500        59,474        315,472          45,283         301,281
8              9,000       90,239          94,682         350,530        70,386        326,233          52,024         307,872
9              9,000      104,201         113,531         369,228        81,678        337,376          58,575         314,273
10             9,000      118,861         134,060         389,758        93,209        348,907          64,780         320,477
15             9,000      203,917         274,601         527,451       160,329        413,179          95,944         348,794
20             9,000      312,473         496,332         746,332       237,440        487,440         120,408         370,408
Age 60         9,000      312,473         496,332         746,332       237,440        487,440         120,408         370,408
Age 65         9,000      451,021         843,902       1,093,902       320,706        570,706         132,970         382,970
Age 70         9,000      627,847       1,394,628       1,644,628       409,059        659,059         131,992         381,992


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.5

                                     PART II

                                OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT



This registration statement comprises the following papers and documents:

The facing sheet



The prospectus consisting of 75 pages


Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, were furnished in Pre-effective Amendment no. 1 to the Registrant's Form S-6.


The signatures

Written consents of the following persons:



         KPMG LLP

         Jones & Blouch L.L.P.

         Ronald L. Benedict, Esq.

         David W. Cook, FSA, MAAA

Exhibits:

All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

         (1) Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1.(1) of the Registrant's registration statement on Form S-6 on June 7, 1985 (File no. 2-98265).


         (3)(a) Principal Underwriting Agreement for Variable Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc was filed as Exhibit (3)(a) of the Registrant's registration statement on Form S-6 on April 27, 1998 (File no. 333-16133).

         (3)(b) Registered Representative's Sales Contract with Variable Life Supplement was filed as Exhibit (3)(b) of the Registrant's Form S-6, Post-effective Amendment no. 5, on April 18, 1991 (File no. 2-98265).

         (3)(c) Schedule of Sales Commissions was filed as Exhibit 1.(3)(c) of the Registrant's Form S-6 on October 15, 1986 (File no. 2-98265).

         (3)(d) Variable Contract Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. were filed as Exhibit (3)(d) of Post-effective Amendment no. 23 of Ohio National Variable Account A registration statement on Form N-4 (File no. 2-91213).

         (5) Flexible Premium Variable Life Insurance Policy, Form 96-VL-1, was filed as Exhibit (5) of the Registrant's Form S-6 on November 14, 1996.

         (6)(a)   Articles of Incorporation of the Depositor were filed as
                  Exhibit 1.(6)(a) of the Registrant's Form S-6 on June 7, 1985 (File no. 2-98265).


         (6)(b)   Code of Regulations (by-laws) of the Depositor were filed as
                  Exhibit 1.(6)(b) of the Registrant's Form S-6 on June 7, 1985 (File no. 2-98265).

         (8) Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant's Form S-6 on June 7, 1985 (File no. 2-98265).

         (10) Variable Life Insurance Application Supplement: Suitability Information, was filed as Exhibit (10) of the Registrant's Form S-6 on November 14, 1996.

         (11) Memorandum describing the Depositor's purchase, transfer, redemption and conversion procedures for the contracts was filed as Exhibit 1.(11) of the Registrant's Form S-6 on October 15, 1986 (File no. 2-98265).

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account R certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this post-effective amendment to the registration statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 4th day of October, 1999.





                              OHIO NATIONAL VARIABLE ACCOUNT R
                                        (Registrant)

                              By OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                        (Depositor)



                             By  /s/ John J. Palmer
                                 ------------------------------------
                                    John J. Palmer
                                    Senior Vice President, Strategic Initiatives



Attest:



 /s/ Ronald L. Benedict
 ----------------------
Ronald L. Benedict
Corporate Vice President,
Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 4th day of October, 1999.



                              OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                        (Depositor)



                              By /s/ John J. Palmer
                                 ------------------------------------
                                    John J. Palmer
                                    Senior Vice President, Strategic Initiatives

Attest:

 /s/ Ronald L. Benedict
 ----------------------
Ronald L. Benedict
Corporate Vice President,
Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.




Signature                                         Title                                    Date
---------                                         -----                                    ----
/s/ David B. O'Maley                              Chairman, President
-----------------------------                     and Chief Executive
David B. O'Maley                                  Officer and Director                     October 4, 1999

/s/ Joseph P. Brom                                Executive Vice President
-----------------------------                     and Director
Joseph P. Brom                                                                             October 4, 1999

/s/ Ronald J. Dolan                               Senior Vice President
----------------------------                      and Chief Financial Officer
Ronald J. Dolan                                   and Director                             October 4, 1999

/s/ John J. Palmer                                Senior Vice President,
-----------------------------                     Strategic Initiatives
John J. Palmer                                    and Director                             October 4, 1999

/s/ Stuart G. Summers                             Senior Vice President and
-----------------------------                     General Counsel and
Stuart G. Summers                                 Director                                 October 4, 1999

/s/ Roylene M. Broadwell                          Vice President & Treasurer
-----------------------------
Roylene M. Broadwell                                                                       October 4, 1999

                         INDEX OF CONSENTS AND EXHIBITS

                                                                Page Number
Exhibit                                                         in Sequential
Number           Description                                    Numbering System


                 Consent of KPMG LLP


                 Consent of Jones & Blouch L.L.P.

                 Consent of Ronald L. Benedict, Esq.

                 Consent of David W. Cook, FSA, MAAA

                                    CONSENTS

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors of
     Ohio National Life Assurance Corporation and
Contract Owners of
     Ohio National Variable Account R:


We consent to use of our reports dated February 5, 1999 for the Ohio National Variable Account R and January 29, 1999 for Ohio National Life Assurance Corporation as included herein and to the reference to our firm under the heading "Experts" herein.




Cincinnati, Ohio


October 4, 1999

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]



                                                                 October 4, 1999




The Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 43242



Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 18 to File No. 2-98265
      Post-Effective Amendment No. 12 to File No. 33-53350
      Post-Effective Amendment No. 4 to File No. 333-16133



Ladies and Gentlemen:

The undersigned hereby consents to the use of my name under the caption of "Legal Opinions" in the registration statements on Form S-6 of the above captioned registrant.

As required by paragraph (b)(4) of Rule 485 under the Securities Act of 1933, the registrant has certified that the above captioned post-effective amendments to the registrant's Forms S-6 meet all the requirements for effectiveness pursuant to paragraph (b) of that Rule. Having reviewed these amendments, the undersigned legal counsel to the registrant hereby confirms that the amendments do not contain any material that would render any of them ineligible to become effective pursuant to paragraph (b).



                                   Sincerely,

                                   /s/Ronald L. Benedict
                                   ------------------------------------
                                   Ronald L. Benedict
                                   Corporate Vice President, Counsel
                                   and Secretary

RLB/nh

VARS6II

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]




                                                                 October 4, 1999



Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242




Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 18 to File No. 2-98265
      Post-Effective Amendment No. 12 to File No. 33-53350
      Post-Effective Amendment No. 4 to File No. 333-16133



Gentlemen:


I hereby consent to the use of my name under the heading "Experts" in the prospectuses included in the post-effective amendments to the above-captioned registration statements on Form S-6.

                                                Sincerely,

                                                /s/ David W. Cook
                                                ------------------------------
                                                David W. Cook, FSA, MAAA
                                                Senior Vice President and
                                                Actuary

DWC/nh

VARS6II

                             Jones & Blouch L.L.P.
                                 Suite 405-West
                         1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500



                                October 4, 1999



VIA EDGAR TRANSMISSION

Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45201

        Re:   Ohio National Variable Account R
              Registration Statement on Form S-6
              File No. 333-16133
              ----------------------------------

Dear Sirs:

        We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in post-effective Amendment No. 3 to the above-referenced registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.


                                                 Very truly yours,

                                                 /s/ JONES & BLOUCH L.L.P.
                                                 -------------------------
                                                     Jones & Blouch L.L.P.